Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1997. The SAI is available free upon request to the Funds or Waddell & Reed, Inc., the Funds' underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

United Funds, Inc.
Class A Shares
United Funds, Inc. (the "Corporation") is a management investment company that has four separate funds (the "Funds"), each of which is designed for investors with different goals.

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.

United Income Fund seeks the maintenance of current income subject to market conditions.

United Accumulative Fund seeks capital growth of your investment with current income a secondary consideration.

United Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities.

This Prospectus describes one class of shares of each of the Funds -- Class A shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus
March 31, 1997

UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS.............................................3

EXPENSES.............................................................5

FINANCIAL HIGHLIGHTS.................................................6

PERFORMANCE.........................................................14
 Explanation of Terms ..............................................14

ABOUT WADDELL & REED................................................15

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS........................16
 Investment Goals and Principles ...................................16
   Risk Considerations .............................................17
 Securities and Investment Practices ...............................19

ABOUT YOUR ACCOUNT..................................................33
 Ways to Set Up Your Account .......................................33
 Buying Shares .....................................................34
 Minimum Investments ...............................................37
 Adding to Your Account ............................................37
 Selling Shares ....................................................37
 Shareholder Services ..............................................36
   Personal Service ................................................40
   Reports .........................................................40
   Exchanges .......................................................40
   Automatic Transactions ..........................................40
 Distributions and Taxes ...........................................41
   Distributions ...................................................41
   Taxes ...........................................................42

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS......................44
 WRIMCO and Its Affiliates .........................................45
 Breakdown of Expenses .............................................47
   Management Fee ..................................................47
   Other Expenses ..................................................48

APPENDIX A..........................................................49
 DESCRIPTION OF BOND RATINGS .......................................49
 DESCRIPTION OF PREFERRED STOCK RATINGS                             53

An Overview of the Funds

The Funds: This Prospectus describes the Class A shares of four separate series (each a "Fund" and, collectively, the "Funds") of an open-end, management investment company. Each Fund has different goals and policies. Each of the Funds is a diversified Fund.

Goals and Strategies:

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital. This Fund invests primarily in debt securities, including convertible securities and debt securities with warrants attached.

United Income Fund seeks to maintain current income, subject to market conditions. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline.

United Accumulative Fund seeks capital growth, with current income a secondary goal. This Fund invests primarily in common stocks or securities convertible into common stocks.

United Science and Technology Fund seeks long-term capital growth. This Fund invests primarily in science and technology securities.

See "About the Investment Principles of the Funds" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds.

Purchases: You may buy Class A shares of the Funds through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of a Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Funds offer a variety of investment goals that are compatible with different investment decisions. You should consider whether a Fund, or group of Funds, fits with your particular investment objectives.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "Securities and Investment Practices" for information about the risks associated with the Funds' respective investments.

Expenses
                                                         United
                           United    United    United Science and
                            Bond     Income AccumulativeTechnology
                            Fund      Fund      Fund      Fund
                            ----      ----      ----      ----

Shareholder Transaction Expenses
are charges you pay when you buy or sell shares of a fund.

 Maximum sales
  load on purchases
  (as a percentage
  of offering price)         5.75%     5.75%     5.75%     5.75%

 Maximum sales load
  on reinvested
  dividends                 None      None      None      None

 Deferred sales load        None      None      None      None

 Redemption fees            None      None      None      None

 Exchange fee               None      None      None      None

Annual Fund Operating Expenses
(as a percentage of average net assets).

 Management fees             0.44%     0.56%     0.56%     0.61%
 12b-1 fees                  0.14%     0.15%     0.13%     0.15%
 Other expenses1             0.20%     0.16%     0.14%     0.23%
 Total Fund
 operating
 expenses2                   0.78%     0.87%     0.83%     0.99%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return3 and (2) redemption at the end of each time period:

1 Year                    $ 65      $ 66      $ 65      $ 67
3 Years                   $ 81      $ 84      $ 82      $ 87
5 Years                   $ 98      $103      $101      $109
10 Years                  $149      $159      $154      $172


The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of each Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1Expense information has been restated to reflect the current shareholder servicing fee which became effective April 1, 1996.
2Retirement plan accounts may be subject to a $2 fee imposed by the plan custodian for use of the Flexible Withdrawal Service.
3Use of an assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights

United Bond Fund

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996, and by Price Waterhouse LLP, independent accountants, with respect to all other fiscal years, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

     For a Class A share outstanding throughout each period.*

                                                      For the fiscal year ended December 31,
                              ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period  ...     $6.34     $5.62     $6.39     $6.31     $6.32     $5.80     $6.07     $6.03     $6.11     $6.42
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment income ..      0.39      0.40      0.39      0.41      0.45      0.47      0.50      0.55      0.54      0.56
  Net realized and
    unrealized gain
    (loss) on investments      (0.20)     0.72     (0.75)     0.41      0.00      0.56     (0.26)     0.07     (0.02)    (0.28)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations .............      0.19      1.12     (0.36)     0.82      0.45      1.03      0.24      0.62      0.52      0.28
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  Dividends from net
    investment income ....     (0.39)    (0.40)    (0.39)    (0.41)    (0.46)    (0.47)    (0.50)    (0.56)    (0.54)    (0.55)
  Distributions from
    capital gains ........     (0.00)    (0.00)    (0.02)    (0.33)    (0.00)    (0.04)    (0.01)    (0.02)    (0.06)    (0.04)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions ......     (0.39)    (0.40)    (0.41)    (0.74)    (0.46)    (0.51)    (0.51)    (0.58)    (0.60)    (0.59)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ..........     $6.14     $6.34     $5.62     $6.39     $6.31     $6.32     $5.80     $6.07     $6.03     $6.11
                               =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** ...........      3.20%    20.50%    -5.76%    13.19%     7.50%    18.78%     4.24%    10.61%     8.99%     4.50%
Net assets, end of period
  (000 omitted) ..........  $518,873  $563,445  $517,836  $641,668  $589,946  $524,404  $439,487  $403,010  $335,337  $319,273
Ratio of expenses to
  average net assets .....      0.77%     0.74%     0.72%     0.65%     0.64%     0.65%     0.67%     0.64%     0.65%     0.64%
Ratio of net investment
  income to average
  net assets .............      6.34%     6.54%     6.60%     6.14%     7.29%     7.96%     8.54%     8.97%     9.00%     8.83%
Portfolio turnover rate ..     55.74%    66.38%   127.11%   175.39%   115.17%   318.76%   294.66%   353.57%   179.07%   232.65%

 *On June 17, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Income Fund

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996, and by Price Waterhouse LLP, independent accountants, with respect to all other fiscal years, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

For a Class A share outstanding throughout each period.*

                                                       For the fiscal year ended December 31,
                              ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ....    $28.96    $23.34    $24.77    $22.05    $20.44    $16.46    $18.69    $16.76    $15.08    $17.03
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income ..      0.33      0.36      0.36      0.40      0.46      0.51      0.61      0.65      0.60      0.72
  Net realized and
    unrealized gain
    (loss) on investments       5.53      6.53     (0.80)     3.11      1.96      4.29     (1.61)     3.89      2.35      0.59
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations .............      5.86      6.89     (0.44)     3.51      2.42      4.80     (1.00)     4.54      2.95      1.31
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  Dividends from net
    investment income ....     (0.32)    (0.35)    (0.36)    (0.40)    (0.46)    (0.53)    (0.63)    (0.65)    (0.67)   (0.66)
  Distributions from
    capital gains ........     (1.59)    (0.92)    (0.63)    (0.39)    (0.35)    (0.29)    (0.60)    (1.96)    (0.60)   (2.60)
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ......     (1.91)    (1.27)    (0.99)    (0.79)    (0.81)    (0.82)    (1.23)    (2.61)    (1.27)   (3.26)
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..........    $32.91    $28.96    $23.34    $24.77    $22.05    $20.44    $16.46    $18.69    $16.76    $15.08
                              ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return** ...........     20.36%    29.60%    -1.82%    16.05%    11.96%    29.64%    -5.45%    27.49%    19.83%     7.17%
Net assets, end of period
  (000 omitted) ..........$4,850,419$3,975,717$3,144,904$3,060,073$2,537,161$2,150,986$1,578,543$1,550,387$1,149,934  $964,521
Ratio of expenses to
  average net assets .....      0.86%     0.83%     0.74%     0.66%     0.65%     0.66%     0.68%     0.64%     0.67%     0.63%
Ratio of net investment
  income to average
  net assets .............      1.03%     1.31%     1.45%     1.70%     2.19%     2.71%     3.44%     3.41%     3.65%     3.99%
Portfolio turnover rate ..     22.24%    17.59%    18.54%    21.70%    19.25%    24.68%    30.94%    60.77%    48.64%    58.46%
Average commission
  rate paid ..............     $0.0496

 *On June 17, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Accumulative Fund

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996, and by Price Waterhouse LLP, independent accountants, with respect to all other fiscal years, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

For a Class A share outstanding throughout each period.*

                                                      For the fiscal year ended December 31,
                               -----------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ....     $7.78     $6.58     $7.19     $7.50     $7.15     $6.03     $7.12     $6.43     $5.75     $7.78
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment income ..      0.11      0.11      0.13      0.11      0.16      0.19      0.28      0.31      0.26      0.25
  Net realized and
    unrealized gain
    (loss) on investments       0.82      2.12     (0.13)     0.55      0.85      1.22     (0.99)     1.43      0.71      0.19
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations .............      0.93      2.23      0.00      0.66      1.01      1.41     (0.71)     1.74      0.97      0.44
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  Dividends from net
    investment income ....     (0.11)    (0.11)    (0.13)    (0.11)    (0.16)    (0.20)    (0.29)    (0.29)    (0.29)    (0.32)
  Distributions from
    capital gains ........     (0.85)    (0.92)    (0.48)    (0.84)    (0.50)    (0.09)    (0.09)    (0.76)    (0.00)    (2.15)
  Distribution in excess
    of capital gains .....     (0.00)    (0.00)    (0.00)    (0.02)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions ......     (0.96)    (1.03)    (0.61)    (0.97)    (0.66)    (0.29)    (0.38)    (1.05)    (0.29)    (2.47)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ..........     $7.75     $7.78     $6.58     $7.19     $7.50     $7.15     $6.03     $7.12     $6.43     $5.75
                               =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** ...........     12.18%    34.21%     0.04%     9.06%    14.20%    23.68%   -10.17%    27.56%    17.05%     4.53%
Net assets, end of period
  (000 omitted) ..........$1,285,227$1,206,128  $967,020$1,033,774  $992,924  $904,635  $767,218  $877,109  $737,231  $696,359
Ratio of expenses to
  average net assets .....      0.83%     0.80%     0.71%     0.65%     0.62%     0.63%     0.64%     0.60%     0.63%     0.59%
Ratio of net investment
  income to average
  net assets .............      1.34%     1.42%     1.76%     1.34%     2.13%     2.79%     4.12%     4.19%     4.09%     3.17%
Portfolio turnover rate ..    240.37%   229.03%   205.40%   230.29%   194.41%   241.11%   288.64%   338.24%   245.42%   316.74%
Average commission
  rate paid ..............     $0.0575

 *On June 17, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

United Science and Technology Fund

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996, and by Price Waterhouse LLP, independent accountants, with respect to all other fiscal years, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

For a Class A share outstanding throughout each period.*

                                                        For the fiscal year ended December 31,
                             -------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ....    $22.89    $15.21    $14.83    $14.64    $15.42    $10.27    $11.72     $9.91     $9.28    $10.00
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment operations:
  Net investment
    income (loss) ........     (0.07)    (0.01)     0.00      0.01      0.03      0.10      0.24      0.20      0.20      0.19
  Net realized and
    unrealized gain
    (loss) on investments       2.00      8.40      1.40      1.21     (0.66)     5.90     (0.65)     2.50      0.64      1.06
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations .............      1.93      8.39      1.40      1.22     (0.63)     6.00     (0.41)     2.70      0.84      1.25
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  Dividends from net
    investment income ....     (0.00)    (0.00)    (0.00)    (0.01)    (0.03)    (0.10)    (0.25)    (0.19)    (0.21)    (0.25)
  Distributions from
    capital gains ........     (1.47)    (0.71)    (1.02)    (0.95)    (0.12)    (0.75)    (0.79)    (0.70)    (0.00)    (1.72)
  Distribution in excess
    of capital gains .....     (0.00)    (0.00)    (0.00)    (0.07)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ......     (1.47)    (0.71)    (1.02)    (1.03)    (0.15)    (0.85)    (1.04)    (0.89)    (0.21)    (1.97)
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..........    $23.35    $22.89    $15.21    $14.83    $14.64    $15.42    $10.27    $11.72     $9.91     $9.28
                              ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return** ...........      8.35%    55.37%     9.78%     8.51%    -4.03%    59.25%    -3.51%    27.40%     9.05%    12.43%
Net assets, end of period
  (000 omitted) ..........  $980,547  $820,783  $496,503  $446,611  $428,806  $405,380  $239,077  $247,584  $214,693  $214,828
Ratio of expenses to
  average net assets .....      0.98%     0.93%     0.96%     0.91%     0.87%     0.85%     0.90%     0.84%     0.89%     0.81%
Ratio of net investment
  income to average
  net assets .............     -0.33%    -0.07%     0.00%     0.06%     0.24%     0.75%     2.06%     1.73%     1.94%     1.65%
Portfolio turnover rate ..     33.90%    32.89%    64.39%    68.38%    45.79%    59.24%    63.86%    83.19%    60.67%    85.35%
Average commission
  rate paid ..............     $0.0538
 *On June 17, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. A Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that each Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in that Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goals of each Fund are set forth below. There is no assurance that a Fund will achieve its goals; some risks are inherent in all securities to varying degrees.

     United Bond Fund. The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing in debt securities, which may include convertible securities and debt securities with warrants attached. In selecting debt securities for the portfolio of the Fund, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth.

     The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund will invest in U.S. Government Securities that are not backed by the full faith and credit of the United States only when WRIMCO is satisfied that the credit risk is acceptable. Among the U.S. Government Securities that the Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations ("CMOs").

     United Bond Fund may not purchase any securities other than debt securities if after such purchase more than 10% of its total assets would consist of other than debt securities. This 10% limit does not include premiums paid or received by the Fund in connection with options transactions, the value of options or futures contracts held by the Fund, margin deposits as to options and futures contracts, or non-debt securities held as a result of conversion or exercise of a warrant.

     United Income Fund. The goal of United Income Fund is the maintenance of current income, subject to market conditions. The Fund seeks to achieve this goal by investing in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline. At least 65% of United Income Fund's total assets will be invested during normal market conditions in income-producing securities. When investment conditions are such that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When investment conditions are such that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or when WRIMCO believes a temporary defensive position is desirable, the Fund may seek to achieve its goal by investing up to all of its assets in debt securities and preferred stocks.

     United Accumulative Fund. The goal of United Accumulative Fund is capital growth, with current income a secondary goal. The Fund seeks to achieve these goals by investing in common stocks or securities convertible into common stocks. As a temporary defensive measure at times when WRIMCO believes that such securities do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash or fixed-income securities (i.e., debt securities or preferred stock) or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential.

     United Science and Technology Fund. The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, offic equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, United Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

Risk Considerations

     There are risks inherent in any investment. The Funds are subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share prices of the Funds will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of a Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Certain types of instruments in which the Funds may invest, and certain strategies WRIMCO may employ in pursuit of a Fund's goal(s), involve special risks. United Bond Fund invests primarily in debt securities, including, among others, U.S. Government Securities and non-investment grade debt securities (commonly called "junk bonds"). The market risk to which the Fund is subject is the possibility that the price of its debt securities will fall because of changing interest rates. The financial risk to which the Fund is subject is the possibility that an issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk. Although investments in U.S. Government Securities provide substantial protection against financial risk, they do not protect investors against price changes due to market risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty.

     United Income Fund and United Accumulative Fund invest primarily in equity securities. These Funds are subject to greater market risk than funds investing solely in debt securities. The market risk to which these Funds are subject is the possibility of a change in the price of securities caused by stock market price changes. The financial risk to which these Funds are subject is the possibility that the price of a security will fall because of poor earnings performance by the issuer.

     United Science and Technology Fund may invest in equity securities and debt securities. This Fund is subject to differing market risks, financial risks and prepayment risks depending on the types of securities in which it invests. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk.

     A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques may involve derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest and strategies WRIMCO may employ in pursuit of the Funds' investment goal(s). A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help a Fund achieve its goal(s).

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy of a Fund may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of a Fund and the type of securities in which a Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which a Fund may invest, the proportions of its assets that a Fund may invest in each such type and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The debt securities in which a Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (D by Standard & Poor's, a division of The McGraw-Hill Companies, ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The rating categories of S&P and MIS are described in Appendix A. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: At least 65% of the total assets of United Bond Fund will be invested during normal market conditions in bonds.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of that Fund's assets would consist of such investments.

     United Bond Fund does not currently intend to invest more than 20% of its assets in non-investment grade debt securities.

     Debt Holdings, by Ratings. During the fiscal year ended December 31, 1996, the percentage of the assets of United Bond Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of United
by S&P    Bond Fund
------ ----------------
AAA          37.9%
AA            9.9
A            18.4
BBB          18.6
BB           11.3
B             1.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated       1.2

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in United Bond Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Funds may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: Each Fund may invest in convertible securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase an unlimited amount of foreign securities; however, as an operating policy, a Fund may not invest more than 20% of its net assets in foreign securities. The Funds will not speculate in foreign currencies, but may briefly hold foreign currencies in connection with the purchase or sale of foreign securities.

     As a fundamental policy, less than 5% of the total assets of the Corporation may be invested in securities issued by foreign governments.

     Options, Futures and Other Strategies. A Fund may use certain options to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of a Fund's investments that can affect fluctuation in its net asset value.

     Except as to covered call writing, United Income Fund, United Accumulative Fund and United Science and Technology Fund intend to limit purchase and sale of options and futures contracts to buying and selling futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon for the purposes of hedging not more than 10% of their respective total assets.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Options. The Funds may engage in certain strategies involving options to attempt to enhance a Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the put or call. If a Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Policies and Restrictions: As a fundamental policy, United Bond Fund may buy and sell put and call options on debt securities. As a fundamental policy, calls on securities that are written by the Fund must be covered (i.e., the Fund must own the securities that are subject to the call or other investments acceptable for escrow arrangements).

     Each Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund may write listed covered calls on securities on up to 25% of the respective total assets of each Fund and may purchase calls and write and purchase puts on securities. Each of these Funds must purchase and sell put and call options on securities that are issued by the Options Clearing Corporation, except that each Fund may write unlisted put options and purchase unlisted put and call options on U.S. Government Securities and may purchase optional delivery standby commitments.

     As a fundamental policy, United Income Fund, United Accumulative Fund and United Science and Technology Fund may, for non-speculative purposes, write and purchase options on stock indices that are not limited to stocks of any industry or group of industries ("broadly-based stock indices"). Each of these Funds may write and purchase only listed options on broadly-based stock indices.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Policies and Restrictions: United Bond Fund may buy and sell interest rate futures contracts relating to debt securities ("Debt Futures") and options on Debt Futures for the purpose of hedging the value of its securities portfolio against future changes in interest rates. It is a fundamental policy that United Bond Fund's use of options and futures contracts is limited to those relating to debt securities and Debt Futures.

     As a fundamental policy, United Income Fund, United Accumulative Fund and United Science and Technology Fund may buy and sell Debt Futures, Stock Index Futures and options on Debt Futures and Stock Index Futures.

     Indexed Securities. Each Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly the Federal National Mortgage Association), Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs" Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Policies and Restrictions: Each Fund may invest in mortgage-backed, asset-backed and stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts and the investment in indexed securities, stripped securities and mortgage-backed securities involves special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques,
(iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and
(viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of a Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal(s), investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: Each Fund may purchase securities subject to repurchase agreements if, as a result, no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days).

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: United Accumulative Fund and United Income Fund may purchase restricted securities. United Income Fund does not intend to invest more than 10% of its assets in restricted securities.

     A Fund may not purchase a security if as a result more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, no Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer or any class of its securities, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

     As a fundamental policy, no Fund other than United Science and Technology Fund may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of companies in any one industry.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, a Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants and securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase shares of other investment companies that do not redeem their shares, but not more than 10% of the total assets of the Corporation may be invested in such shares. Each Fund does not currently intend to invest more than 5% of its assets in the shares of other investment companies.

     As a fundamental policy, a Fund may not invest any of its assets in companies, including predecessors, with less than three years' continuous operation. As a fundamental policy, United Bond Fund may invest in warrants.

About Your Account

     The different ways to set up (register) your account are listed below.

                          Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

_ Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70
  1/2 with earned income to invest up to $2,000 per tax year. For 1997, the maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

_ Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

_ Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

_ Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

_ 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

_ 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

_ 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

_ Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

     These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

     You may buy shares of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed, Inc. account representative can help you with any questions you might have. The Prospectus has been made available on a diskette that can be used with certain software programs that have a reader, i.e., a voice capability feature which can convert the data on the diskette into an oral format.

     The price to buy a share of each Fund, called the offering price, is calculated every business day.

     The offering price of a Class A share (price to buy one Class A share) is each Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                 Sales
          Sales  Charge
         Charge    as
           as   Approx.
         PercentPercent
           of      of
Size of Offering Amount
Purchase  Price Invested
-----------------------
Under
$100,000  5.75%  6.10%

$100,000
to less
than
$200,000  4.75    4.99

$200,000
to less
than
$300,000  3.50    3.63

$300,000
to less
than
$500,000  2.50    2.56

$500,000
to less
than
$1,000,0001.50    1.52

$1,000,000
to less
than
$2,000,0001.00    1.01

$2,000,000
and over  0.00    0.00

     A Fund's Class A NAV is the value of a single Class A share. The Class A NAV is computed by adding with respect to that class the value of a Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

     The securities in each Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

     Lower sales charges are available by combining additional purchases of Class A shares of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the NAV of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of Income Fund, Accumulative Fund or Science and Technology Fund or of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Any person who was a holder of an uncompleted (i) United Income Investment Program,
(ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., United Income Fund, United Accumulative Fund or United Science and Technology Fund, respectively) at net asset value ("NAV") plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated. Additional information and applicable forms are available from Waddell & Reed account representatives.

     Fund Class A shares may be purchased at NAV by the Directors and officers of the Corporation, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Any holder of an uncompleted Plan on May 30, 1996, with a face amount of $12,000 or more, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at NAV. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account         $500

For certain exchanges      $100

For certain retirement accounts and accounts opened with Automatic Investment Service
                           $50

For certain retirement accounts and accounts opened through payroll deductions for or
by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates     $25

To Add to an Account

For certain exchanges      $100

For Automatic Investment Service   $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

  the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

  a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

     Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.


Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class A share) is the Fund's Class A NAV.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

                    Special Requirements for Selling Shares

  Account Type         Special Requirements
Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.
Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.
UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.
Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you hold a certificate, it must be properly endorsed and sent to the Corporation.
  If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     Each Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed, Inc. from fraud. A Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

     Each Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     You may reinvest in a Fund without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

     Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports of each Fund will be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed on the inside back cover if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class A shares and buy Class A shares of other funds in the United Group without payment of an additional sales charge. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up monthly, quarterly, semiannual or annual redemptions from your account.

     Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

        Minimum     Frequency
        $25         Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to a Fund whether in the same or a different account

        Minimum     Frequency
        $100        Monthly

Distributions and Taxes

Distributions

     The Funds distribute substantially all of their net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

     For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

     Each Fund, which is treated as a separate corporation for Federal income tax purposes, has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

     There are certain tax requirements that all Funds must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, each Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. Each Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of a Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     United Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end management investment company organized as a corporation under Maryland law on February 21, 1974, as successor to a Delaware corporation which commenced operations in 1940.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has four series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. In addition to the Class A shares offered by this Prospectus, the Corporation has issued and outstanding Class Y shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or classes, in which case only the shareholders of the affected Fund or class are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James C. Cusser is primarily responsible for the day-to-day management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO since August 1992 and has been an employee of WRIMCO since August 1992. From January 1987 to August 1992, Mr. Cusser was Vice President of Kidder, Peabody & Co., New York.

     Russell E. Thompson is primarily responsible for the day-to-day management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Antonio Intagliata is primarily responsible for the day-to-day management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Intagliata has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1973.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, and Vice President of the Fund. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

     Waddell & Reed, Inc. serves as the Corporation's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of shares of the Funds and other Funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and United Accumulative Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is a pro rata participation based on the relative net asset size of each Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $15.1 billion as of December 31, 1996.

     Management fees for each Fund as a percent of each Fund's net assets for the fiscal year ended December 31, 1996 were as follows: United Bond Fund 0.44%, United Income Fund 0.56%, United Accumulative Fund 0.56%, United Science and Technology Fund 0.61%.

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, each Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

     Each Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, each Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed .25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Fund Class A shareholders and/or maintenance of Class A shareholder accounts. In particular, the Service Plan and a related Service Agreement between each Fund and Waddell & Reed, Inc. contemplate that these expenditures may include costs and expenses incurred by Waddell & Reed, Inc. and its affiliates in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Fund Class A shareholders and/or maintaining Class A shareholder accounts; increasing services provided to Fund Class A shareholders by office personnel located at field sales offices; engaging in other activities useful in providing personal services to Fund Class A shareholders and/or the maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Fund Class A shares, and other third parties, for providing Class A shareholder services and/or maintaining Class A shareholder accounts.

     A Fund cannot precisely predict what its portfolio turnover rate will be, but each Fund may have a high portfolio turnover. United Accumulative Fund may engage in short-term trading and have a corresponding high turnover rate. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

     The following are descriptions of some of the ratings of securities which a Fund may use. A Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of the McGraw-Hill Companies. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  Kansas City, Missouri            Services Company
                                6300 Lamar Avenue
Investment Manager              P. O. Box 29217
  Waddell & Reed Investment     Shawnee Mission, Kansas
     Management Company            66201-9217
  6300 Lamar Avenue             (913) 236-2000
  P. O. Box 29217               (800) 366-5465
  Shawnee Mission, Kansas
     66201-9217               Accounting Services Agent
  (913) 236-2000                Waddell & Reed
  (800) 366-5465                   Services Company
                                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

United Funds, Inc.
Class A Shares
PROSPECTUS
March 31, 1997

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
  United Bond Fund
  United Income Fund
  United Accumulative Fund
  United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP2000(3-97)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Funds that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1997. The SAI is available free upon request to the Funds or Waddell & Reed, Inc., the Funds' underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

United Funds, Inc.
Class Y Shares
United Funds, Inc. (the "Corporation") is a management investment company that has four separate funds (the "Funds"), each of which is designed for investors with different goals.

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.

United Income Fund seeks the maintenance of current income subject to market conditions.

United Accumulative Fund seeks capital growth of your investment with current income a secondary consideration.

United Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities.

This Prospectus describes one class of shares of each of the Funds -- Class Y Shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus
March 31, 1997

UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUNDS.............................................3

EXPENSES.............................................................5

FINANCIAL HIGHLIGHTS.................................................6

PERFORMANCE.........................................................10
 Explanation of Terms ..............................................10

ABOUT WADDELL & REED................................................11

ABOUT THE INVESTMENT PRINCIPLES OF THE FUNDS........................12
 Investment Goals and Principles ...................................12
   Risk Considerations .............................................13
 Securities and Investment Practices ...............................15

ABOUT YOUR ACCOUNT..................................................29
 Buying Shares .....................................................29
 Minimum Investments ...............................................31
 Adding to Your Account ............................................31
 Selling Shares ....................................................31
 Telephone Transactions ............................................33
 Shareholder Services ..............................................33
   Personal Service ................................................33
   Reports .........................................................33
   Exchanges .......................................................33
 Distributions and Taxes ...........................................34
   Distributions ...................................................34
   Taxes ...........................................................34

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUNDS......................36
 WRIMCO and Its Affiliates .........................................37
 Breakdown of Expenses .............................................39
   Management Fee ..................................................39
   Other Expenses ..................................................40

APPENDIX A..........................................................41
 DESCRIPTION OF BOND RATINGS .......................................41
 DESCRIPTION OF PREFERRED STOCK RATINGS ............................45

An Overview of the Funds

The Funds: This Prospectus describes the Class Y shares of four separate series (each a "Fund" and, collectively, the "Funds") of an open-end, management investment company. Each Fund has different goals and policies. Each of the Funds is a diversified Fund.

Goals and Strategies: United Bond Fund seeks a reasonable return with more emphasis on preservation of capital. This Fund invests primarily in debt securities, including convertible securities and debt securities with warrants attached.

United Income Fund seeks to maintain current income, subject to market conditions. This Fund invests primarily in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline.

United Accumulative Fund seeks capital growth, with current income a secondary goal. This Fund invests primarily in common stocks or securities convertible into common stocks.

United Science and Technology Fund seeks long-term capital growth. This Fund invests primarily in science and technology securities.

See "About the Investment Principles of the Funds" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to each of the Funds and manages each Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Funds" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Funds.

Purchases: You may buy Class Y shares of the Funds through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of a Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of a Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Funds offer a variety of investment goals that are compatible with different investment decisions. You should consider whether a Fund, or group of Funds, fits with your particular investment objectives.

Risk Considerations: Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "Securities and Investment Practices" for information about the risks associated with the Funds' respective investments.

Expenses
                                                         United
                           United    United    United Science and
                            Bond     Income AccumulativeTechnology
                            Fund      Fund      Fund      Fund
                            ----      ----      ----      ----

Shareholder Transaction Expenses
are charges you pay when you buy or sell shares of a fund.

Maximum sales
load on
purchases                   None      None      None      None
Deferred sales
load                        None      None      None      None
Redemption fees             None      None      None      None
Exchange fee                None      None      None      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

   Management
   fees                      0.44%     0.56%     0.56%     0.61%
   12b-1 fees               None      None      None      None
   Other expenses            0.19%     0.17%     0.19%     0.20%
   Total Fund
   operating
   expenses                  0.63%     0.73%     0.75%     0.81%4

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return5 and (2) redemption at the end of each time period:

 1 Year                     $ 6       $ 7       $ 8       $  8
 3 Years                    $20       $23       $24       $ 26
 5 Years                    $35       $41       $42       $ 45
10 Years                    $79       $91       $93       $100

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of each Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


4 Expense ratios are based on the management fees and other Fund-level expenses of the applicable Fund for the fiscal year ended December 31, 1996, and the expenses attributable to a Fund's Class Y shares that are anticipated for the current year based on annualization of the Class Y expenses incurred during the fiscal year ended December 31, 1996. Actual expenses may be greater or lesser than those shown.
5Use of an assumed annual return of 5% is for illustration purposes only and not a representation of a Fund's future performance, which may be greater or lesser.

Financial Highlights
UNITED BOND FUND

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996 and by Price Waterhouse LLP, independent accountants, with respect to all other periods, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

            For a Class Y share outstanding throughout each period:

                            For the        For the
                          fiscal year     period from
                              ended       6/19/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period         $6.34          $6.11
                             -----           ----
Income from investment
 operations:
 Net investment income        0.40           0.21
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.20)          0.22
                              ----           ----
Total from investment
 operations  .......           0.20           0.43
                              ----           ----
Less distributions:
 Dividends from net
   investment income          (0.40)         (0.20)
 Distribution from
   capital gains ...          (0.00)         (0.00)
                              ----           ----
Total distributions           (0.40)         (0.20)
                              ----           ----
Net asset value,
 end of period  ....          $6.14          $6.34
                              ====           ====
Total return .......           3.35%          7.20%
Net assets, end of
 period (000
 omitted)  .........        $11,779         $3,032
Ratio of expenses to
 average net assets            0.62%          0.63%**
Ratio of net investment
 income to average
 net assets  .......           6.52%          6.41%**
Portfolio turnover
 rate  .............          55.74%         66.38%**

  *Commencement of operations.
 **Annualized.

Financial Highlights
UNITED INCOME FUND

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996 and by Price Waterhouse LLP, independent accountants, with respect to all other periods, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

            For a Class Y share outstanding throughout each period:

                            For the        For the
                          fiscal year     period from
                              ended       6/19/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period        $28.96         $27.73
                             -----          -----
Income from investment
 operations:
 Net investment income        0.36           0.21
 Net realized and
   unrealized gain
   on investments ..          5.54           2.14
                             -----          -----
Total from investment
 operations  .......          5.90           2.35
                             -----          -----
Less distributions:
 Dividends from net
   investment income         (0.36)         (0.20)
 Distribution from
   capital gains ...         (1.59)         (0.92)
                             -----          -----
Total distributions          (1.95)         (1.12)
                             -----          -----
Net asset value,
 end of period  ....         $32.91         $28.96
                             =====          =====
Total return .......          20.53%          8.45%
Net assets, end of
 period (000
 omitted)  .........       $151,344       $107,703
Ratio of expenses to
 average net assets            0.73%          0.74%**
Ratio of net investment
 income to average
 net assets  .......           1.17%          1.36%**
Portfolio turnover
 rate  .............          22.24%         17.59%**
Average commission
 rate paid  ........          $0.0496

  *Commencement of operations.
 **Annualized.

Financial Highlights
UNITED ACCUMULATIVE FUND

     The following information has been audited by Deloitte & Touche LLP, independent accountants, with respect to the fiscal year ended December 31, 1996 and by Price Waterhouse LLP, independent accountants, with respect to all other periods, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

            For a Class Y share outstanding throughout each period:

                            For the        For the
                          fiscal year     period from
                              ended       7/11/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period         $7.78          $7.84
                              ----           ----
Income from investment
 operations:
 Net investment income        0.12           0.05
 Net realized and
   unrealized gain
   on investments ..          0.82           0.87
                              ----           ----
Total from investment
 operations  .......           0.94           0.92
                              ----           ----
Less distributions:
 Dividends from net
   investment income          (0.12)         (0.06)
 Distribution from
   capital gains ...          (0.85)         (0.92)
                              ----           ----
Total distributions           (0.97)         (0.98)
                              ----           ----
Net asset value,
 end of period  ....          $7.75          $7.78
                              ====           ====
Total return .......          12.27%         11.92%
Net assets, end of
 period (000
 omitted)  .........         $2,640           $655
Ratio of expenses to
 average net assets            0.74%          0.76%**
Ratio of net investment
 income to average
 net assets  .......           1.45%          1.24%**
Portfolio turnover
 rate  .............         240.37%        229.03%**
Average commission
 rate paid  ........          $0.0575

  *Commencement of operations.
 **Annualized.

Financial Highlights
UNITED SCIENCE AND TECHNOLOGY FUND

     The following information has been audited by Deloitte & Touche LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Deloitte & Touche LLP, included in the SAI.

             For a Class Y share outstanding throughout the period:

                            For the
                          period from
                          2/27/96* to
                           12/31/96
                          ----------
Net asset value,
 beginning of period        $24.05
                             -----
Income from investment
 operations:
 Net investment loss         (0.02)
 Net realized and
   unrealized gain
   on investments ..          0.82
                             -----
Total from investment
 operations  .......          0.80
                             -----
Less distributions:
 Dividends from net
   investment income         (0.00)
 Distribution from
   capital gains ...         (1.47)
                             -----
Total distributions          (1.47)
                             -----
Net asset value,
 end of period  ....         $23.38
                             =====
Total return .......           3.25%
Net assets, end of
 period (000
 omitted)  .........         $3,090
Ratio of expenses to
 average net assets            0.80%**
Ratio of net investment
 income to average
 net assets  .......          -0.12%**
Portfolio turnover
 rate  .............          33.90%**
Average commission
 rate paid  ........          $0.0538

  *Commencement of operations.
 **Annualized.

Performance

     Mutual fund performance is commonly measured as total return. The Funds may also advertise their performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. A Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

     Performance Rankings are comparisons of a Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. A Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that each Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

     Each Fund's recent performance and holdings will be detailed twice a year in that Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover.

About the Investment Principles of the Funds

Investment Goals and Principles

     The goals of each Fund are set forth below. There is no assurance that a Fund will achieve its goals; some risks are inherent in all securities to varying degrees.

     United Bond Fund. The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing in debt securities, which may include convertible securities and debt securities with warrants attached. In selecting debt securities for the portfolio of the Fund, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth.

     The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund will invest in U.S. Government Securities that are not backed by the full faith and credit of the United States only when WRIMCO is satisfied that the credit risk is acceptable. Among the U.S. Government Securities that the Fund may purchase are mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"). These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations ("CMOs").

     United Bond Fund may not purchase any securities other than debt securities if after such purchase more than 10% of its total assets would consist of other than debt securities. This 10% limit does not include premiums paid or received by the Fund in connection with options transactions, the value of options or futures contracts held by the Fund, margin deposits as to options and futures contracts, or non-debt securities held as a result of conversion or exercise of a warrant.

     United Income Fund. The goal of United Income Fund is the maintenance of current income, subject to market conditions. The Fund seeks to achieve this goal by investing in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline. At least 65% of United Income Fund's total assets will be invested during normal market conditions in income-producing securities. When investment conditions are such that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When investment conditions are such that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or when WRIMCO believes a temporary defensive position is desirable, the Fund may seek to achieve its goal by investing up to all of its assets in debt securities and preferred stocks.

     United Accumulative Fund. The goal of United Accumulative Fund is capital growth, with current income a secondary goal. The Fund seeks to achieve these goals by investing in common stocks or securities convertible into common stocks. As a temporary defensive measure at times when WRIMCO believes that such securities do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash or fixed-income securities (i.e., debt securities or preferred stock) or in common stocks that WRIMCO chooses because they are less volatile rather than for their growth potential.

     United Science and Technology Fund. The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, United Science and Technology Fund will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Fund may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government Securities or other debt securities.

Risk Considerations

     There are risks inherent in any investment. The Funds are subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share prices of the Funds will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of a Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Certain types of instruments in which the Funds may invest, and certain strategies WRIMCO may employ in pursuit of a Fund's goal(s), involve special risks. United Bond Fund invests primarily in debt securities, including, among others, U.S. Government Securities and non-investment grade debt securities (commonly called "junk bonds"). The market risk to which the Fund is subject is the possibility that the price of its debt securities will fall because of changing interest rates. The financial risk to which the Fund is subject is the possibility that an issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk. Although investments in U.S. Government Securities provide substantial protection against financial risk, they do not protect investors against price changes due to market risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty.

     United Income Fund and United Accumulative Fund invest primarily in equity securities. These Funds are subject to greater market risk than funds investing solely in debt securities. The market risk to which these Funds are subject is the possibility of a change in the price of securities caused by stock market price changes. The financial risk to which these Funds are subject is the possibility that the price of a security will fall because of poor earnings performance by the issuer.

     United Science and Technology Fund may invest in equity securities and debt securities. This Fund is subject to differing market risks, financial risks and prepayment risks depending on the types of securities in which it invests. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund is also subject to prepayment risk.

     A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques may involve derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Funds may invest and strategies WRIMCO may employ in pursuit of the Funds' investment goal(s). A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by a Fund's investment policies and restrictions unless it believes that doing so will help a Fund achieve its goal(s).

     Certain of the investment policies and restrictions of each Fund are also stated below. A fundamental policy of a Fund may not be changed without the approval of the shareholders of that Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goal(s) of a Fund and the type of securities in which a Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which a Fund may invest, the proportions of its assets that a Fund may invest in each such type and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Funds' investment policies and restrictions.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The debt securities in which a Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     Subject to its investment restrictions, a Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (D by Standard & Poor's, a division of The McGraw-Hill Companies, ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The rating categories of S&P and MIS are described in Appendix A. While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Policies and Restrictions: At least 65% of the total assets of United Bond Fund will be invested during normal market conditions in bonds.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of that Fund's assets would consist of such investments.

     United Bond Fund does not currently intend to invest more than 20% of its assets in non-investment grade debt securities.

     Debt Holdings, by Ratings. During the fiscal year ended December 31, 1996, the percentage of the assets of United Bond Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated  Assets of United
by S&P    Bond Fund
------ ----------------
AAA          37.9%
AA            9.9
A            18.4
BBB          18.6
BB           11.3
B             1.6
CCC           0.0
CC            0.0
C             0.0
D             0.0
Unrated       1.2

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in United Bond Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the Fund's portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

     Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Funds may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: Each Fund may invest in convertible securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase an unlimited amount of foreign securities; however, as an operating policy, a Fund may not invest more than 20% of its net assets in foreign securities. The Funds will not speculate in foreign currencies, but may briefly hold foreign currencies in connection with the purchase or sale of foreign securities.

     As a fundamental policy, less than 5% of the total assets of the Corporation may be invested in securities issued by foreign governments.

     Options, Futures and Other Strategies. A Fund may use certain options to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of a Fund's investments that can affect fluctuation in its net asset value.

     Except as to covered call writing, United Income Fund, United Accumulative Fund and United Science and Technology Fund intend to limit purchase and sale of options and futures contracts to buying and selling futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon for the purposes of hedging not more than 10% of their respective total assets.

     A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Options. The Funds may engage in certain strategies involving options to attempt to enhance a Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Fund will be able to close a position in an option it has written only if there is a market for the put or call. If a Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, a Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Policies and Restrictions: As a fundamental policy, United Bond Fund may buy and sell put and call options on debt securities. As a fundamental policy, calls on securities that are written by the Fund must be covered (i.e., the Fund must own the securities that are subject to the call or other investments acceptable for escrow arrangements).

     Each Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     United Income Fund, United Accumulative Fund and United Science and Technology Fund may write listed covered calls on securities on up to 25% of the respective total assets of each Fund and may purchase calls and write and purchase puts on securities. Each of these Funds must purchase and sell put and call options on securities that are issued by the Options Clearing Corporation, except that each Fund may write unlisted put options and purchase unlisted put and call options on U.S. Government Securities and may purchase optional delivery standby commitments.

     As a fundamental policy, United Income Fund, United Accumulative Fund and United Science and Technology Fund may, for non-speculative purposes, write and purchase options on stock indices that are not limited to stocks of any industry or group of industries ("broadly-based stock indices"). Each of these Funds may write and purchase only listed options on broadly-based stock indices.

     Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Policies and Restrictions: United Bond Fund may buy and sell interest rate futures contracts relating to debt securities ("Debt Futures") and options on Debt Futures for the purpose of hedging the value of its securities portfolio against future changes in interest rates. It is a fundamental policy that United Bond Fund's use of options and futures contracts is limited to those relating to debt securities and Debt Futures.

     As a fundamental policy, United Income Fund, United Accumulative Fund and United Science and Technology Fund may buy and sell Debt Futures, Stock Index Futures and options on Debt Futures and Stock Index Futures.

     Indexed Securities. Each Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly the Federal National Mortgage Association), Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs" Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Policies and Restrictions: Each Fund may invest in mortgage-backed, asset-backed and stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts and the investment in indexed securities, stripped securities and mortgage-backed securities involves special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques,
(iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Fund on options it purchases, and
(viii) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of a Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of a Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of a Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of a Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its goal(s), investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Fund's yield.

     When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: Each Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: Each Fund may purchase securities subject to repurchase agreements if, as a result, no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days).

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Corporation's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Policies and Restrictions: United Accumulative Fund and United Income Fund may purchase restricted securities. United Income Fund does not intend to invest more than 10% of its assets in restricted securities.

     A Fund may not purchase a security if as a result more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, no Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer or any class of its securities, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

     As a fundamental policy, no Fund other than United Science and Technology Fund may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of companies in any one industry.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. This practice could result in a loss or a delay in recovering a Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, a Fund will not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants and securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, each Fund may purchase shares of other investment companies that do not redeem their shares, but not more than 10% of the total assets of the Corporation may be invested in such shares. Each Fund does not currently intend to invest more than 5% of its assets in the shares of other investment companies.

     As a fundamental policy, a Fund may not invest any of its assets in companies, including predecessors, with less than three years' continuous operation. As a fundamental policy, United Bond Fund may invest in warrants.

About Your Account

     Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

  certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

     You may buy shares of the Funds through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed, Inc. account representative can help you with any questions you might have.

     The price to buy a share of each Fund, called the offering price, is calculated every business day.

     The offering price of a Class Y share (price to buy one Class Y share) is each Fund's Class Y net asset value ("NAV").

     To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed account application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     A Fund's Class Y NAV is the value of a single Class Y share. The Class Y NAV is computed by adding with respect to that class the value of a Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

     The securities in each Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third-party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     A Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Fund is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Funds do not issue certificates representing Class Y shares of the Funds.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation: $10 million (within first twelve months)

For other investors:     Any amount

Adding to Your Account

     You can make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of a Fund to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed, Inc. will send a check to the address on the account.

                    Special Requirements for Selling Shares
  Account Type         Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     Each Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed, Inc. from fraud. A Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

     Each Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

Telephone Transactions

     The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

Exchanges

     You may sell your Class Y shares and buy Class Y shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

     The Funds distribute substantially all of their net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from a Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Each Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1.Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.Income-Earned Option. Your capital gains distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3.Cash Option. You will be sent a check for your dividend and capital gains distributions.

     For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

     Each Fund, which is treated as a separate corporation for Federal income tax purposes, has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

     There are certain tax requirements that all Funds must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, each Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from a Fund's investment company taxable income are generally taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. Each Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly-purchased shares.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Funds

     United Funds, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end management investment company organized as a corporation under Maryland law on February 21, 1974, as successor to a Delaware corporation which commenced operations in 1940.

     The Corporation is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Corporation has four series of shares (the "Funds"), each of which operates as a separate mutual fund with separate assets and liabilities. Each Fund is a diversified fund. In addition to the Class Y shares offered by this Prospectus, the Corporation has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of each Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling the telephone number listed on the inside back cover or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

     The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Corporation are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Fund or classes, in which case only the shareholders of the affected Fund or class are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     James C. Cusser is primarily responsible for the day-to-day management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO since August 1992 and has been an employee of WRIMCO since August 1992. From January 1987 to August 1992, Mr. Cusser was Vice President of Kidder, Peabody & Co., New York.

     Russell E. Thompson is primarily responsible for the day-to-day management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

     Antonio Intagliata is primarily responsible for the day-to-day management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Intagliata has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc., and its successor, WRIMCO, since February 1979 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1973.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, and Vice President of the Fund. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

     Waddell & Reed, Inc. serves as the Corporation's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Corporation and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Corporation and pricing daily the value of shares of the Funds.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of each Fund and in doing so may consider sales of shares of the Funds and other Funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

     Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of each Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on each Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and United Accumulative Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee is a pro rata participation based on the relative net asset size of each Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $15.1 billion as of December 31, 1996.

     For the fiscal year ended December 31, 1996, management fees for each Fund as a percent of each Fund's net assets were as follows: United Bond Fund 0.44%, United Income Fund 0.56%, United Accumulative Fund 0.56%, United Science and Technology Fund 0.61%.

Other Expenses

     While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well.

     Each Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, each Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     Each Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     A Fund cannot precisely predict what its portfolio turnover rate will be, but each Fund may have a high portfolio turnover. United Accumulative Fund may engage in short-term trading and have a corresponding high turnover rate. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which a Fund may use. A Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of the McGraw-Hill Companies. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1.Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.Nature of and provisions of the obligation;

3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of the McGraw-Hill Companies. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.Nature of, and provisions of, the issue;

3.Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United Funds, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  Kansas City, Missouri            Services Company
                                6300 Lamar Avenue
Investment Manager              P. O. Box 29217
  Waddell & Reed Investment     Shawnee Mission, Kansas
     Management Company            66201-9217
  6300 Lamar Avenue             (913) 236-2000
  P. O. Box 29217               (800) 366-5465
  Shawnee Mission, Kansas
     66201-9217               Accounting Services Agent
  (913) 236-2000                Waddell & Reed
  (800) 366-5465                   Services Company
                                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

United Funds, Inc.
Class Y Shares
PROSPECTUS
March 31, 1997

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
  United Bond Fund
  United Income Fund
  United Accumulative Fund
  United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.


printed on recycled paper

NUP2000-Y(3-97)

                               UNITED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                                 March 31, 1997


                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Funds, Inc. (the "Corporation") dated March 31, 1997, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                               TABLE OF CONTENTS


     Performance Information ...............................    2

     Goals and Investment Policies .........................    5

     Investment Management and Other Services ..............   32

     Purchase, Redemption and Pricing of Shares ............   37

     Directors and Officers ................................   52

     Payments to Shareholders ..............................   58

     Taxes .................................................   60

     Portfolio Transactions and Brokerage ..................   64

     Other Information .....................................   67

     Financial Statements ..................................   69

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Corporation's underwriter, or the Corporation may, from time to time, publish for one or more of the four Funds total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of a Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares with sales load deducted as of December 31, 1996, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One-year      Five-year    Ten-year
                        period from    period from  period from
                         1-1-96 to      1-1-92 to    1-1-87 to
                          12-31-96       12-31-96    12-31-96
                        -----------    -----------  -----------
United Bond Fund            -2.74%          6.09%       7.68%
United Income Fund          13.44          13.40       14.17
United Accumulative Fund     5.73          12.07       11.86
United Science and
  Technology Fund            2.12          12.65       15.85

     The average annual total return quotations for Class A shares without sales load deducted as of December 31, 1996, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One-year      Five-year    Ten-year
                        period from    period from  period from
                         1-1-96 to      1-1-92 to    1-1-87 to
                          12-31-96       12-31-96    12-31-96
                        -----------    -----------  -----------
United Bond Fund             3.20%          7.35%       8.32%
United Income Fund          20.36          14.76       14.85
United Accumulative Fund    12.18          13.41       12.52
United Science and
  Technology Fund            8.35          13.99       16.53

     Prior to October 1, 1993, United Science and Technology Fund was named United Science and Energy Fund, and its investment policies related to investments in science and energy securities rather than science and technology securities.

     Prior to June 17, 1995, each Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Funds have been available for certain institutional investors.

     The total return quotations for Class Y shares as of December 31, 1996, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One year
                           period             Period from
                           ended             inception* to
                     December 31, 1996     December 31, 1996

United Bond Fund             3.35%                6.52%
United Income Fund          20.53                19.04
United Accumulative Fund    12.27                16.72
United Science and
  Technology Fund                                 3.25

*United Income Fund and United Bond Fund commenced selling Class Y shares on June 19, 1995 and United Accumulative Fund commenced selling Class Y shares on July 11, 1995 and United Science and Technology Fund commenced selling Class Y shares on February 27, 1996.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                              6
    Yield = 2((((a - b)/cd)+1)  -1)

Where, with respect to a particular class of a Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for United Bond Fund Class A shares computed according to the formula for the 30-day period ended on December 31, 1996, the date of the most recent balance sheet included in this SAI, is 5.70%. The yield for United Bond Fund Class Y shares computed according to the formula for the 30-day period ended on December 31, 1996, the date of the most recent balance sheet included in this SAI, is 6.17%.

     Change in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

     Waddell & Reed, Inc. or the Corporation also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of United Bond Fund, United Income Fund, United Accumulative Fund and United Science and Technology Fund (each a "Fund" and, collectively, the "Funds") are described in the Prospectus, which refers to the following investment methods and practices.

United Science and Technology Fund

     As described in the Prospectus, the portfolio of United Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of Waddell & Reed Investment Management Company, the Fund's investment manager ("WRIMCO"), are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.

United Bond Fund

     This Fund may not purchase any securities other than debt securities if immediately after such purchase more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include
(i) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or (ii) premiums paid or received by the Fund as to those put and call options that this Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The debt securities that the Fund may purchase may include convertible debt securities and debt securities with warrants attached. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the value of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practical to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in
(ii) above. Any such sale shall be made with due regard for losses that might result from an unduly hasty disposition. A debt security may not be purchased if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

     In selecting debt securities for the portfolio of this Fund, consideration will be given to their yield; this yield would include the yield to maturity in the case of debt securities purchased at a discount. Consideration will also be given to the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

     Among the other debt securities in which the Fund may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Insured Deposits are not marketable, and the Fund will invest in them only within the 10% limit mentioned below under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Securities - General

     The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following securities from time to time.

     Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. United Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, the Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities and participation certificates. Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Mortgage-Backed Securities

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     Each Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal(s) and investment policies.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

Asset-Backed Securities

     Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Each Fund may invest in asset-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities.
The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Indexed Securities

     Each Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Foreign Securities and Currency

     As a fundamental policy, each of the Funds may purchase an unlimited amount of foreign securities, but less than 5% of the combined total assets of all of the Funds will consist of securities of foreign governments. As an operating policy, not more than 20% of the net assets of each Fund will be invested in foreign securities. WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Funds' ability to invest assets abroad might enable them to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). A Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, a Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

Restricted Securities

     United Accumulative Fund and United Income Fund may purchase restricted securities. United Income Fund does not intend to invest more than 10% of its assets in restricted securities. Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on an exchange and may be less liquid than listed securities. See "Illiquid Investments."

Lending Securities

     One of the ways in which a Fund may try to realize income is by lending securities. If a Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Funds also receive additional compensation.

     Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund.
Under the Fund's current securities lending procedures, each Fund may lend securities only to creditworthy broker-dealers and financial institutions deemed creditworthy by WRIMCO. Each Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

Repurchase Agreements

     Each of the Funds may purchase securities subject to repurchase agreements if as a result no more than 10% of its net assets would consist of illiquid investments (which include repurchase agreements not terminable within seven days). See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans, i.e., the value of the underlying securities, which will be held by the Funds' custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to a Fund and payment by a Fund in the case of a purchase by it, or delivery by a Fund and payment to it in the case of a sale by a Fund, may take place a month or more after the date of the transaction.
The purchase or sale price are fixed on the transaction date. A Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities so sold by a Fund on a delayed-delivery basis are also subject to market fluctuation; their value when a Fund delivers them may be more than the purchase price the Fund receives. When a Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities.
However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Warrants

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

Illiquid Investments

     Each Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) OTC options and their underlying collateral; (iv) Insured Deposits; (v) restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors and (vi) non-government stripped fixed-rate mortgage-backed securities. The assets used as cover for over-the-counter ("OTC") options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options to attempt to enhance income or yield or may attempt to reduce overall risk of its investments by using certain options and futures contracts (sometimes referred to as "futures"). Options and futures are sometimes referred to collectively as "Financial Instruments." A Fund's ability to use a particular Financial Instrument may be limited by its investment limitations or operating policies. See "Operating Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund," "Investment Restrictions," "Additional Investment Restrictions of United Bond Fund" and "Additional Investment Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund."

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with options, futures contracts, options on futures contracts and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, options on futures contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Funds' goal(s) and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for use as cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. As discussed in the Prospectus, and under "Operating Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund," "Additional Investment Restrictions of United Bond Fund" and "Additional Investment Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund," certain of the Funds may purchase and/or write (sell) call and put options on equity and debt securities and broadly-based stock indices.

     The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value. A Fund will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put which the Funds may purchase is an "optional delivery standby commitment" which is entered into by parties selling debt securities to a Fund. An optional delivery standby commitment gives a Fund purchasing the security the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Certain of the Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist, but these instruments are primarily traded on the OTC market.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the contra party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-trade options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. WRIMCO will evaluate the ability to enter into closing purchase transactions on unlisted options prior to writing them. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Stock Indices. United Accumulative Fund, United Income Fund and United Science and Technology Fund are permitted to write and purchase options on broadly-based stock indices, subject to the limitations set forth under "Operating Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund" and "Additional Investment Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology
Fund."   Broadly-based stock indices are indices that are not limited to stocks of any particular industry or industries. A Fund may purchase calls on stock indices to hedge against anticipated increases in the price of securities it wishes to acquire and may purchase puts on stock indices to hedge against anticipated declines in the market value of portfolio securities.

     Puts and calls on stock indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the broad-based index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on a stock index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call.
The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on a stock index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on a stock index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the stock index and the exercise price times the multiplier is the closing level is less than the exercise price.

     Risks of Options on Stock Indices. The risks of investment in options on stock indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on a stock index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of its writing a call index option by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a stock portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund exercising the option will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options on Futures Contracts. Subject to the limitations set forth under "Additional Investment Restrictions of United Bond Fund," United Bond Fund may purchase and sell futures contracts on debt securities ("Debt Futures") and options thereon. Subject to the limitations set forth under "Operating Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund," and "Additional Investment Restrictions of United Accumulative Fund, United Income Fund and United Science and Technology Fund," United Income Fund, United Accumulative Fund and United Science and Technology Fund may purchase and sell Debt Futures, futures contracts on broadly-based stock indices ("Stock Index Futures") and options thereon. A Fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that WRIMCO anticipates that it may wish to include in the portfolio of a Fund.

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     As an operating policy, to the extent that a Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

     Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Stock Index Futures. The risk of imperfect correlation between movements in the price of a Stock Index Future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the Stock Index Future may move more than or less than the price of the securities being hedged. If the price of the Stock Index Future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Stock Index Futures, a Fund may buy or sell Stock Index Futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where Stock Index Futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Operating Restrictions of United Income Fund, United Accumulative Fund and United Science and Technology Fund

     The following operating restrictions pertaining to investments in options and futures may be revised by the Board of Directors depending on its judgments regarding the ability of WRIMCO to make use of these instruments to the benefit of these Funds and in order to conform to rules and regulations of the CFTC, the SEC, various state securities commissions, Federal tax law and regulations, and the rules of the exchanges on which the investments are traded.

     (i) Options on stock indices, futures contracts and options on futures contracts will be used only for risk management ("hedging") purposes within the meaning of applicable regulations. A Fund will not hedge more than 10% of its total assets.

    (ii) Only options on securities that are issued by the Options Clearing Corporation may be purchased or sold, except for options on U.S. Government Securities and except for optional delivery standby commitments; only options on stock indices, options on futures contracts and futures contracts that are listed on a national securities or commodities exchange may be purchased or sold; to the extent options transactions involving unlisted options are illiquid, such options and the underlying collateral will be subject to an operating policy of the Funds that limits investment in illiquid securities to 10% of the net assets of each Fund.

   (iii) The aggregate premiums paid for the purchase of permitted options that are held by a Fund at any one time, adjusted for the portion of any premium attributable to a difference between the "strike price" of the option and the market value of the underlying security or futures contract at the time of purchase, may not exceed 20% of the total net assets of that Fund.

    (iv) The aggregate margin deposits and premiums required on all futures contracts and options thereon held or outstanding at any one time by any Fund may not exceed 5% of the total assets of that Fund adjusted for unrealized gains or losses of the Fund on such options and futures contracts.

     (v) The aggregate amount of the obligations underlying the puts written by a Fund that are outstanding at any one time may not exceed 25% of the net assets of that Fund computed at the time of sale.

Investment Restrictions

     Certain of the Funds' investment restrictions are described in the Prospectus. The following are fundamental policies and together with certain restrictions described in the Prospectus cannot be changed without shareholder approval. Under these additional restrictions, the Funds may not:

     (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

    (ii) Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of the total assets of the four Funds in these shares;

   (iii) Lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities that have been sold to the public; the Funds may buy other obligations customarily acquired by institutional investors; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

    (iv) Invest for the purpose of exercising control or management of other companies;

     (v) Buy or continue to hold securities if the Corporation's Directors or officers or certain others own a certain percentage of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Funds cannot buy that company's shares or continue to own them;

    (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

   (vii) Sell securities short, buy securities on margin or engage in arbitrage transactions; however, a Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies;

  (viii) Engage in the underwriting of securities, that is, the selling of securities for others; also, United Bond Fund and United Science and Technology Fund do not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

    (ix) Buy a security if, as a result, it would own more than ten percent of the issuer's voting securities or any class of its securities, or if more than five percent of its total assets would be invested in securities of that issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

     (x) Buy securities of companies less than three years old, that is, which have not been in continuous operation for at least three years, including the operation of predecessor companies; buy securities that do not have readily available market quotations, other than commercial paper; or

    (xi) Purchase warrants, except United Bond Fund may purchase warrants to the extent described above under "Warrants."

Additional Investment Restrictions of United Bond Fund

     (i) United Bond Fund may not buy commodities or commodity contracts; however, it may buy and sell any of the financial instruments it is permitted to by fundamental policy, whether or not any such financial instrument is considered to be a commodity or commodity contract;

    (ii) United Bond Fund may not borrow money or mortgage or pledge any assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options;

   (iii) United Bond Fund may write (i.e., sell) call options, but only if (i) the investments to which the call relates are either debt securities or Debt Futures; and (ii) either (a) the calls are covered, i.e., the Fund owns the related investments (or other investments acceptable for escrow arrangements) while the call is outstanding, or (b) the related investments are Debt Futures.

    (iv) United Bond Fund may purchase calls but only if the related investments are either debt securities or Debt Futures.

     (v) United Bond Fund may purchase put options but only if the investments to which the put relates are debt securities or Debt Futures. The Fund may purchase puts as to related investments it owns ("protective puts") or as to related investments it does not own ("nonprotective puts").

    (vi) United Bond Fund may write (i.e., sell) puts but only if the related investments are debt securities or Debt Futures.

     In order to comply with certain state regulations, United Bond Fund has adopted an operating policy that provides that the aggregate premiums paid for all such options held by the Fund at any one time, adjusted for the portion of the premium attributable to the difference between the option strike price and the market value of the underlying security or futures contract at the time of purchase, may not exceed 20% of the Fund's total net assets.

Additional Investment Restrictions of United Accumulative Fund, United Income Fund and United Science and Technology Fund

     (i) The Funds may not purchase or write puts, calls or combinations thereof; however call options may be written on securities if (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, a Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and
          (iii) when any such call is written, not more than 25% of any one Fund's total assets would be subject to calls. In addition, the Funds may purchase calls and write and purchase put options on securities in which the Funds may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices.

    (ii) The Funds may not buy or sell commodities or commodities contracts except that each Fund may, for non-speculative purposes, buy or sell Stock Index Futures, Debt Futures and options on Stock Index Futures and Debt Futures.

   (iii) The Funds may not borrow money or pledge any of their assets but may enter into escrow and collateral arrangements in connection with investment in options and futures contracts.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1996 and December 31, 1995 were as follows:

                                    1996      1995
                                    ----      ----
United Bond Fund                  55.74%    66.38%
United Income Fund                 22.24     17.59
United Accumulative Fund          240.37    229.03
United Science and
  Technology Fund                  33.90     32.89

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Corporation has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Corporation's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Corporation's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly-held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides each Fund with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments by the Corporation for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO for each Fund during the last three fiscal years were as follows:

                                    1996        1995         1994
                                    ----        ----         ----
United Bond Fund ........    $ 2,344,627 $ 2,407,401  $ 2,552,094
United Income Fund ......     25,277,033  20,740,095   15,069,003
United Accumulative Fund       6,879,322   6,103,149    4,773,506
United Science and Technology
  Fund  .................      5,667,206   4,025,985    2,777,832
                             -----------  ----------  -----------
  Total  ................    $40,168,188 $33,276,630  $25,172,435
                             =========== ===========   ==========

     For purposes of calculating the daily fee the Corporation does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Corporation. The Corporation accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A shares, each Fund pays the Agent a monthly fee of $1.3125 ($1.0208 prior to April 1, 1996) for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Corporation also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee

             Average
         Net Asset Level              Annual Fee
     (all dollars in millions)     Rate for Each Fund
     ------------------------      ------------------

     From $     0 to $    10       $      0
     From $    10 to $    25       $ 10,000
     From $    25 to $    50       $ 20,000
     From $    50 to $   100       $ 30,000
     From $   100 to $   200       $ 40,000
     From $   200 to $   350       $ 50,000
     From $   350 to $   550       $ 60,000
     From $   550 to $   750       $ 70,000
     From $   750 to $1,000        $ 85,000
          $ 1,000 and Over         $100,000

       Fees paid to the Agent for the fiscal years ended December 31, 1996, 1995 and 1994 were as follows:

                               1996        1995         1994
                               ----        ----         ----
United Bond Fund ........   $61,667    $ 65,000     $ 66,667
United Income Fund ......   100,000     100,000      100,000
United Accumulative Fund    100,000      96,250       92,500
United Science and
  Technology Fund  ......    88,750      71,667       60,000

     Since the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Corporation's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Corporation. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1996, 1995 and 1994 were $26,543,939, $18,952,707 and
$19,687,406, respectively, and the amounts retained by Waddell & Reed, Inc. were $11,396,996, $8,341,305 and $8,600,788, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Corporation pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Service Plan for Class A shares (the "Plan") adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay Waddell & Reed, Inc., the principal underwriter for the Corporation, a fee not to exceed
 .25% of each Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Funds and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Corporation and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. For its fiscal year ended December 31, 1996, service fees paid (or accrued) with respect to Class A shares were as follows:

                                    1996
                                    ----
United Bond Fund.........     $  749,534
United Income Fund ......      6,498,915
United Accumulative Fund       1,606,204
United Science and Technology
  Fund ..................      1,405,418

     The Plan and the Service Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of each Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of that Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for the four Funds is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Corporation's independent accountants, audits each Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of December 31, 1996 was as follows:

United Bond Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $6.14
     Add:  selling commission (5.75% of offering
       price)  ...................................     .37
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $6.51
                                                     =====

United Income Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................  $32.91
     Add:  selling commission (5.75% of offering
       price)  ...................................    2.01
                                                    ------
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)  $34.92
                                                    ======

United Accumulative Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $7.75
     Add:  selling commission (5.75% of offering
       price)  ...................................     .47
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $8.22
                                                     =====

United Science and Technology Fund

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................  $23.35
     Add:  selling commission (5.75% of offering
       price)  ...................................    1.42
                                                    ------
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)  $24.77
                                                    ======

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a document called a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using National Association of Securities Dealers Automated Quotations system ("Nasdaq"), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that Fund pays to purchase the related investment is decreased by the amount of the premium it received.
If a Fund exercises a put it purchased, the amount that Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Corporation's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group.
A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code") salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held in, any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc. and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

     Any person who was a holder of an uncompleted (i) United Income Investment Program, (ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., United Income Fund, United Accumulative Fund or United Science and Technology Fund, respectively) at net asset value ("NAV") plus a maximum sales charge of 2%, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of a Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

     Any holder of an uncompleted Plan on May 30, 1996, with a face amount of $12,000 or more, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus for the Class A shares, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on a regular basis Class A shares that you own of a Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Corporation can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

       Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of a Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or
(ii) the shares have been held from the date of the original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund or any other fund in the United Group. The Class A shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. For tax years after 1996, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of a Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of that Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of that Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wise is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Corporation's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers, with the exception of Mr. Garcia, is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Kansas Bankshares; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company; formerly, partner in Trivest, a private investment concern.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

James C. Cusser
     Vice President of the Corporation and three other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Kidder Peabody & Company.

Abel Garcia
     Vice President of the Corporation; Senior Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc.

John M. Holliday
     Vice President of the Corporation and nine other funds in the Fund Complex; Senior Vice President of WRIMCO and of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc.

Antonio Intagliata
     Vice President of the Corporation; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed, Inc.

Carl E. Sturgeon
     Vice President of the Corporation and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

Russell E. Thompson
     Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; Vice President of Waddell and Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Corporation's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Leslie
S. Wright, Doyle Patterson and Jay B. Dillingham retired as Directors of the Corporation and of each of the funds in the Fund Complex effective April 1, 1996, January 1, 1997 and January 14, 1997, respectively and each has elected a position as Director Emeritus. During the Corporation's fiscal year ended December 31, 1996, Mr. Wright received total compensation for his service as a Director of $44,000 from the Fund Complex and the Corporation and aggregate compensation from the Corporation of $19,692. During the Corporation's fiscal year ended December 31, 1996, Mr. Patterson received total compensation for his service as a Director of $48,000 from the Fund Complex and the Corporation and aggregate compensation from the Corporation of $21,482. During the Corporation's fiscal year ended December 31, 1996, Mr. Dillingham received total compensation for his service as a Director of $49,000 from the Fund Complex and the Corporation and aggregate compensation from the Corporation of $21,929.

     As of April 1, 1996, the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to April 1, 1996, the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $40,000 per year, plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group , TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Corporation's fiscal year ended December 31, 1996, the Corporation's Directors received the following fees for service as a director:

                               Compensation Table

                                Total
                              Aggregate          Compensation
                             Compensation      From Corporation
                                 From              and Fund
Director                     Corporation           Complex*
--------                     ------------        ------------
Ronald K. Richey              $     0             $     0
Keith A Tucker                      0                   0
Henry L. Bellmon               21,929              49,000
Dodds I. Buchanan              21,929              49,000
Linda Graves                   21,929              49,000
John F. Hayes                  21,929              49,000
Glendon E. Johnson             21,482              48,000
William T. Morgan              21,929              49,000
William L. Rogers               4,914              11,000
Frank J. Ross, Jr.              4,914              11,000
Eleanor B. Schwartz            21,482              48,000
Frederick Vogel III            21,929              49,000
Paul S. Wise                   21,929              49,000
*No pension or retirement benefits have been accrued as a part of Fund expenses.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of February 28, 1997, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. As of such date no person owned of record or was known by the Corporation to own beneficially 5% or more of the Corporation's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is a Fund's net investment income, which is derived from the dividends, interest and earned discount on the securities it holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from a Fund's proceeds received from the sale of securities at a price higher than the Fund's basis (usually cost) in such securities attributable to that difference less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them.

     The payments made to shareholders from net investment income, net short-term capital gains and realized gains from certain foreign currency transactions are called dividends. A Fund would not pay dividends if its expenses were greater than its income.

     A Fund pays distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss). A Fund may or may not have such gain, depending on whether securities are sold and at what price. If a Fund has net capital gain, it will pay distributions once each year in the latter part of the fourth calendar quarter except to the extent it has prior year net capital losses to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each of the four Funds, and gains and losses on portfolio transactions of each Fund are attributable to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

Choices you have on your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of that Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors. The record date is the date used to determine which shareholders are entitled to receive a dividend or distribution; investors who own shares on that date are so entitled.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of that Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund (each Fund is treated as a separate entity for these purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months--options, futures contracts or foreign currencies that are not directly related to the Fund's principal business of investing in securities (or options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to the shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the policy of each Fund to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits each Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Each of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provision described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

     Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures Contracts and Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies that are not directly related to a Fund's principal business of investing in securities (or options and futures contracts with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of each Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options, futures contracts and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term gain. If such an option is exercised and thus the Fund sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. A Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund must distribute any such gains to its shareholders even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with original issue discount. As the holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Fund's ability to sell other securities, or certain options, futures contracts or forward contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the portfolios, WRIMCO may consider sales of shares of a Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     The table below sets forth the brokerage commissions paid by each of the Funds during the fiscal years ended December 31, 1996, 1995 and 1994. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                               1996        1995         1994
                         ----------  ----------   ----------
United Bond Fund .....   $        0  $      469   $        0
United Income Fund ...    2,444,984   1,882,280    1,730,535
United Accumulative Fund  6,157,885   4,952,823    4,787,543
United Science and
  Technology Fund  ...      438,029     321,141      516,617
                         ----------  ----------   ----------
Total ................   $9,040,898  $7,156,713   $7,034,695
                         ==========  ==========   ==========

     The next table shows for each of the Fund's last fiscal year the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                           Amount of    Brokerage
                                        Transactions  Commissions
                                      --------------   ----------
United Bond Fund ....................$           ---   $      ---
United Income Fund ..................  1,340,802,642    1,727,912
United Accumulative Fund ............  3,411,550,423    4,628,899
United Science and Technology Fund ..    167,432,432      246,179
                                      --------------   ----------
  Total  ............................ $4,919,785,497   $6,602,990
                                      ==============   ==========

     As of December 31, 1996, United Accumulative Fund owned securities of Merrill Lynch & Co., Inc. and Paine Webber Group Inc. in the amounts of $4,977,542 and $7,031,250, respectively. Merrill Lynch & Co. and Paine Webber Group Inc. is each a regular broker of the Fund.

     The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     A Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better-negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Four Funds

     The shares of each of the four Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers two classes of its shares: Class A and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the same Fund.

     Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 1.97%
 MGM Grand Hotel Finance Corp.,
   11.75%, 5-1-99 ........................   $10,000   $ 10,437,500

Chemicals and Allied Products - 4.26%
 Dow Capital BV,
   9.0%, 5-15-2010 .......................     5,000      5,729,700
 Dow Chemical Company (The),
   8.55%, 10-15-2009 .....................     5,000      5,569,200
 Procter & Gamble Company (The),
   8.0%, 9-1-2024 ........................    10,000     11,325,100
   Total .................................               22,624,000

Communication - 7.99%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     5,000      5,875,700
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-2045 .....................     3,000      2,954,790
 Cablevision Industries Corporation,
   9.25%, 4-1-2008 .......................     5,000      5,303,050
 Centel Capital Corporation,
   9.0%, 10-15-2019 ......................     5,585      6,619,007
 Continental Cablevision, Inc.,
   8.5%, 9-15-2001 .......................     5,000      5,327,350
 Infinity Broadcasting Corporation,
   10.375%, 3-15-2002 ....................     1,750      1,846,250
 Jones Intercable, Inc.,
   9.625%, 3-15-2002 .....................     2,500      2,625,000
 Tele-Communications, Inc.,
   6.58%, 2-15-2005 ......................     7,500      7,756,575
 Turner Broadcasting System, Inc.,
   8.375%, 7-1-2013 ......................     4,000      4,083,240
   Total .................................               42,390,962

Depository Institutions - 9.79%
 AmSouth Bancorporation,
   6.75%, 11-1-2025 ......................     6,000      5,912,520
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-2005 ......................     1,500      1,530,000
 Deutsche Bank Financial Inc.,
   6.7%, 12-13-2006 ......................     4,250      4,170,780
 J.P. Morgan & Co. Incorporated,
   7.54%, 1-15-2027 ......................     4,250      4,153,483
 Kansallis-Osake-Pankki,
   10.0%, 5-1-2002 .......................     6,000      6,809,400
 NBD Bank, National Association,
   8.25%, 11-1-2024 ......................     6,000      6,757,140
 NationsBank Corporation,
   8.57%, 11-15-2024 .....................     5,000      5,722,550


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Depository Institutions (Continued)
 Riggs National Corporation,
   8.5%, 2-1-2006 ........................   $ 5,000   $  5,225,000
 SouthTrust Bank of Alabama, N.A.:
   5.58%, 2-6-2006 .......................     4,500      4,350,060
   7.69%, 5-15-2025 ......................     5,000      5,282,150
 Sovereign Bancorp, Inc.,
   8.0%, 3-15-2003 .......................     2,000      2,027,500
   Total .................................               51,940,583

Electric, Gas and Sanitary Services - 2.01%
 Arkla, Inc.,
   10.0%, 11-15-2019 .....................     8,000      8,911,680
 El Paso Electric Company,
   7.25%, 2-1-99 .........................     1,750      1,745,695
   Total .................................               10,657,375

Fabricated Metal Products - 0.58%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     3,000      3,090,000

Food and Kindred Products - 4.31%
 Coca-Cola Enterprises Inc.:
   0.0%, 6-20-2020 .......................    60,000     11,680,200
   6.7%, 10-15-2036 ......................     5,000      5,046,000
 Nabisco, Inc.,
   6.8%, 9-1-2001 ........................     6,000      6,133,200
   Total .................................               22,859,400

General Building Contractors - 0.78%
 Del Webb Corporation,
   10.875%, 3-31-2000 ....................     4,000      4,120,000

Health Services - 0.99%
 Tenet Healthcare Corporation,
   8.625%, 12-1-2003 .....................     5,000      5,275,000

Hotels and Other Lodging Places - 1.77%
 Marriott International, Inc.,
   7.875%, 4-15-2005 .....................     5,000      5,193,550
 RHG Finance Corporation,
   8.875%, 10-1-2005 .....................     4,000      4,228,480
   Total .................................                9,422,030

Industrial Machinery and Equipment - 0.62%
 Joy Technologies Inc.,
   10.25%, 9-1-2003 ......................     3,000      3,307,500


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Insurance Carriers - 1.42%
 Penn Central Corporation (The),
   10.625%, 4-15-2000 ....................   $ 4,000   $  4,423,120
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-2000 ......................     3,000      3,090,000
   Total .................................                7,513,120

Lumber and Wood Products - 0.40%
 Doman Industries Limited,
   8.75%, 3-15-2004 ......................     2,250      2,103,750

Metal Mining - 0.93%
 Noranda Inc.,
   7.0%, 7-15-2005 .......................     5,000      4,936,300

Nondepository Institutions - 15.06%
 Associates Corporation of North America,
   7.95%, 2-15-2010 ......................     7,250      7,937,082
 Banc One Credit Card Master Trust,
   Series 1994-B, Class A,
   7.55%, 12-15-99 .......................     5,000      5,071,850
 Chrysler Financial Corporation,
   12.75%, 11-1-99 .......................     9,000     10,419,930
 Countrywide Mortgage Backed Securities,
   Inc.,
   6.5%, 4-25-2024 .......................    10,000      9,752,300
 DLJ Mortgage Acceptance Corp.,
   6.5%, 4-25-2024 .......................     4,802      4,566,403
 Equicon Loan Trust,
   7.3%, 2-18-2013 .......................     4,571      4,509,447
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     8,000      8,920,320
 General Motors Acceptance Corporation,
   8.875%, 6-1-2010 ......................    10,000     11,572,200
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   1995-KS3 Class D,
   8.0%, 10-25-2024 ......................     4,000      4,031,640
 Residential Funding Mortgage
   Securities, Inc.,
   8.0%, 8-25-2020 .......................     8,224      8,244,742
 WFS Financial 1996-B Owner Trust, Class A-2,
   6.2%, 5-20-99 .........................     4,884      4,898,600
   Total .................................               79,924,514


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Oil and Gas Extraction - 3.70%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-2025 ......................   $ 5,000   $  5,181,650
 Oryx Energy Company:
   10.0%, 4-1-2001 .......................     3,500      3,841,915
   8.375%, 7-15-2004 .....................     3,500      3,631,355
 Seagull Energy Corporation,
   7.875%, 8-1-2003 ......................     1,250      1,260,937
 Union Texas Petroleum Holdings, Inc.,
   8.25%, 11-15-99 .......................     2,250      2,319,998
 YPF Sociedad Anoima,
   8.0%, 2-15-2004 .......................     3,500      3,377,500
   Total .................................               19,613,355

Paper and Allied Products - 1.26%
 Boise Cascade Office Products Corporation,
   9.875%, 2-15-2001 .....................     2,500      2,646,975
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-2002 ......................     4,000      4,063,920
   Total .................................                6,710,895

Petroleum and Coal Products - 1.06%
 Coastal Corporation (The),
   10.375%, 10-1-2000 ....................     5,000      5,612,450

Printing and Publishing - 1.81%
 News America Holdings Incorporated,
   9.125%, 10-15-99 ......................     5,000      5,335,200
 Viacom International Inc.:
   9.125%, 8-15-99 .......................     1,500      1,533,750
   10.25%, 9-15-2001 .....................     2,500      2,725,000
   Total .................................                9,593,950

Stone, Clay and Glass Products - 1.57%
 Owens-Corning Fiberglas Corporation,
   8.875%, 6-1-2002 ......................     5,000      5,421,950
 USG Corporation:
   9.25%, 9-15-2001 ......................     2,000      2,130,000
   8.5%, 8-1-2005 ........................       750        783,750
   Total .................................                8,335,700

Transportation Equipment - 1.75%
 General Motors Corporation,
   8.8%, 3-1-2021 ........................     3,250      3,704,383
 McDonnell Douglas Corporation,
   9.25%, 4-1-2002 .......................     5,000      5,584,500
   Total .................................                9,288,883


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (CONTINUED)
Wholesale Trade -- Durable Goods- 2.52%
 Fisher Scientific International Inc.,
   7.125%, 12-15-2005 ....................   $ 3,500   $  3,443,860
 Motorola, Inc.,
   8.4%, 8-15-2031 .......................     8,500      9,956,815
   Total .................................               13,400,675

TOTAL CORPORATE DEBT SECURITIES - 66.55%               $353,157,942
 (Cost: $345,970,426)

OTHER GOVERNMENT SECURITIES
Canada - 4.19%
 Hydro Quebec:
   8.05%, 7-7-2024 .......................    10,000     10,995,200
   7.4%, 3-28-2025 .......................     5,000      5,592,200
 Province of Nova Scotia,
   8.25%, 11-15-2019 .....................     5,000      5,661,350
   Total .................................               22,248,750

Supranational - 1.08%
 Inter-American Development Bank,
   8.4%, 9-1-2009 ........................     5,000      5,706,650

TOTAL OTHER GOVERNMENT SECURITIES - 5.27%              $ 27,955,400
 (Cost: $26,104,636)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   6.83%, 7-3-2002 .......................     4,500      4,473,270
   7.5%, 2-15-2007 .......................    10,000     10,240,600
   7.5%, 11-15-2017 ......................    10,000     10,231,200
   7.5%, 4-15-2019 .......................    12,741     12,486,130
   7.95%, 12-15-2020 .....................     9,000      9,210,870
 Federal National Mortgage Association:
   7.09%, 4-1-2004 .......................     4,500      4,459,230
   7.0%, 7-25-2006 .......................    10,000     10,100,000
   7.5%, 9-1-2009 ........................     4,242      4,300,130
   7.0%, 8-25-2021 .......................    10,000      9,828,100
 Government National Mortgage Association:
   7.5%, 7-15-2023 .......................     6,504      6,545,750
   7.5%, 12-15-2023 ......................     5,559      5,594,786
   8.0%, 9-15-2025 .......................     9,726     10,051,343
   7.75%, 10-15-2031 .....................     1,998      2,023,848


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Tennessee Valley Authority,
   5.98%, 4-1-2036 .......................   $ 5,000   $  5,078,200
 United States Treasury:
   5.5%, 2-28-99 .........................    10,000      9,915,600
   6.75%, 5-31-99 ........................     4,000      4,068,120
   0.0%, 5-15-2007 .......................    15,000      7,658,850

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 23.79%                                   $126,266,027
 (Cost: $125,180,107)

TOTAL SHORT-TERM SECURITIES - 3.45%                    $ 18,289,860
 (Cost: $18,289,860)

TOTAL INVESTMENT SECURITIES - 99.06%                   $525,669,229
 (Cost: $515,545,029)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%         4,983,182

NET ASSETS - 100.00%                                   $530,652,411


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                              Shares          Value

COMMON STOCKS
Apparel and Accessory Stores - 1.21%
 Gap, Inc. (The)  ........................ 2,000,000 $   60,250,000

Apparel and Other Textile Products - 0.54%
 Tommy Hilfiger Corporation*  ............   560,000     26,880,000

Building Materials and Garden Supplies - 0.77%
 Home Depot, Inc. (The)  .................   765,000     38,345,625

Business Services - 4.80%
 Computer Associates International, Inc.     562,500     27,984,375
 Electronic Data Systems Corporation  .... 1,081,000     46,753,250
 Manpower Inc.  ..........................   147,400      4,790,500
 Microsoft Corporation*  .................   800,000     66,149,600
 Oracle Systems Corporation*  ............ 1,650,000     68,783,550
 3Com Corporation*  ......................   350,000     25,659,200
   Total .................................              240,120,475

Chemicals and Allied Products - 16.57%
 ABB AG (A)  .............................    25,000     31,102,892
 Abbott Laboratories  .................... 1,100,000     55,825,000
 Air Products and Chemicals, Inc.  ....... 1,150,000     79,493,750
 Amgen Inc.*  ............................   400,000     21,774,800
 Astra AB, Class A (A)  ..................   600,000     29,445,172
 BetzDearborn Inc.  ......................   320,000     18,720,000
 Colgate-Palmolive Company  ..............   600,000     55,350,000
 Dow Chemical Company (The)  .............   575,000     45,065,625
 du Pont (E.I.) de Nemours and Company  .. 1,000,000     94,375,000
 IMC Global, Inc.  .......................   600,000     23,475,000
 Lilly (Eli) and Company  ................   300,000     21,900,000
 Merck & Co., Inc.  ......................   700,000     55,475,000
 PPG Industries, Inc.  ................... 1,250,000     70,156,250
 Pfizer Inc.  ............................   650,000     53,868,750
 Praxair, Inc.  .......................... 1,000,000     46,125,000
 Procter & Gamble Company (The)  .........   600,000     64,500,000
 Union Carbide Corporation  ..............   875,000     35,765,625
 Warner-Lambert Company  .................   350,000     26,250,000
   Total .................................              828,667,864


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 2.14%
 AT&T Corporation  .......................   500,000 $   21,750,000
 MCI Communications Corporation  ......... 1,875,000     61,288,125
 SBC Communications Inc.  ................   460,000     23,805,000
   Total .................................              106,843,125

Depository Institutions - 4.67%
 BankAmerica Corporation  ................   475,000     47,381,250
 Chase Manhattan Corporation (The)  ......   525,000     46,856,250
 Citicorp  ...............................   550,000     56,650,000
 First Bank System, Inc.  ................   500,000     34,125,000
 Grupo Financiero Bancomer, S.A. de
   C.V., B, CPO Shares (A)* .............. 2,000,000        800,305
 Norwest Corporation  .................... 1,100,000     47,850,000
   Total .................................              233,662,805

Electric, Gas and Sanitary Services - 0.39%
 WMX Technologies, Inc.  .................   600,000     19,575,000

Electronic and Other Electric Equipment - 11.54%
 AMP Incorporated  ....................... 1,100,000     42,212,500
 Analog Devices, Inc.*  .................. 1,230,000     41,666,250
 Duracell International Inc.  ............ 1,000,000     69,875,000
 Emerson Electric Co.  ...................   400,000     38,700,000
 General Electric Company  ............... 1,200,000    118,650,000
 Intel Corporation  ...................... 1,530,000    200,333,610
 Nokia Corporation, Series A (A)  ........   760,000     44,123,164
 TRINOVA Corporation  ....................   600,000     21,825,000
   Total .................................              577,385,524

Engineering and Management Services - 0.50%
 Fluor Corporation  ......................   400,000     25,100,000

Food and Kindred Products - 1.94%
 CPC International Inc.  .................   500,000     38,750,000
 PepsiCo, Inc.  .......................... 2,000,000     58,500,000
   Total .................................               97,250,000

Food Stores - 0.49%
 Kroger Co. (The)  .......................   525,000     24,412,500

Forestry - 1.32%
 Georgia-Pacific Corporation  ............   425,000     30,600,000
 Weyerhaeuser Company  ...................   750,000     35,531,250
   Total .................................               66,131,250


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Furniture and Home Furnishings Stores - 0.96%
 Circuit City Stores, Inc.  .............. 1,600,000  $  48,200,000

General Merchandise Stores - 3.82%
 Cifra, S.A. de C.V., Series C (A)*  ..... 8,000,000      9,756,098
 Dayton Hudson Corporation  ..............   949,800     37,279,650
 Kmart Corporation*  ..................... 4,000,000     41,500,000
 May Department Stores Company (The)  .... 1,000,000     46,750,000
 Penney (J.C.) Company, Inc.  ............   676,000     32,955,000
 Wal-Mart Stores, Inc.  .................. 1,000,000     22,875,000
   Total .................................              191,115,748

Health Services - 1.41%
 Columbia/HCA Healthcare Corporation  .... 1,192,500     48,594,375
 Tenet Healthcare Corporation*  .......... 1,000,000     21,875,000
   Total .................................               70,469,375

Heavy Construction, Excluding Building - 0.30%
 Foster Wheeler Corporation  .............   400,000     14,850,000

Holding and Other Investment Offices - 0.44%
 Grupo Financiero Banamex Accival,
   S.A. de C.V., L (A)* ..................   749,775      1,424,877
 Grupo Financiero Banamex Accival,
   S.A. de C.V., B, CPO shares (A)*....... 9,800,000     20,690,549
   Total .................................               22,115,426

Hotels and Other Lodging Places - 0.91%
 ITT Corporation*  ....................... 1,050,204     45,552,598

Industrial Machinery and Equipment - 13.63%
 Applied Materials, Inc.*  ............... 1,730,000     62,171,010
 Case Corporation  ....................... 1,214,600     66,195,700
 Caterpillar Inc.  ....................... 1,400,000    105,350,000
 cisco Systems, Inc.*  ................... 1,730,000    110,178,510
 Compaq Computer Corporation*  ...........   350,000     25,987,500
 Deere & Company  ........................ 2,055,000     83,484,375
 Eaton Corporation  ......................   500,000     34,875,000
 Harnischfeger Industries, Inc.  .........   600,000     28,875,000
 Hewlett-Packard Company  ................   850,000     42,712,500
 Ingersoll-Rand Company  .................   400,000     17,800,000
 Mannesmann AG (A)  ......................    65,000     28,180,046
 Parker Hannifin Corporation  ............   600,000     23,250,000
 United Technologies Corporation  ........   800,000     52,800,000
   Total .................................              681,859,641


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 1.58%
 General Motors Corporation, Class H  ....   176,100 $    9,905,625
 Guidant Corporation  ....................   260,000     14,820,000
 Medtronic, Inc.  ........................   800,000     54,400,000
   Total .................................               79,125,625

Insurance Carriers - 0.52%
 Aetna Life & Casualty Company  ..........   325,000     26,000,000

Miscellaneous Manufacturing Industries - 1.25%
 Armstrong World Industries, Inc.  .......   900,000     62,550,000

Motion Pictures - 0.97%
 Walt Disney Company (The)  ..............   700,000     48,737,500

Nondepository Institutions - 2.89%
 Federal Home Loan Mortgage Corporation  .   700,000     77,087,500
 Federal National Mortgage Association  .. 1,805,800     67,266,050
   Total .................................              144,353,550

Paper and Allied Products - 1.88%
 Champion International Corporation  .....   500,000     21,625,000
 International Paper Company  ............ 1,200,000     48,450,000
 Union Camp Corporation  .................   500,000     23,875,000
   Total .................................               93,950,000

Petroleum and Coal Products - 2.04%
 Mobil Corporation  ......................   400,000     48,900,000
 Royal Dutch Petroleum Company  ..........   300,000     51,225,000
 Tosco Corporation  ......................    25,000      1,978,125
   Total .................................              102,103,125

Primary Metal Industries - 1.13%
 Aluminum Company of America  ............   650,000     41,437,500
 Nucor Corporation  ......................   300,000     15,300,000
   Total .................................               56,737,500

Railroad Transportation - 0.60%
 Union Pacific Corporation  ..............   500,000     30,062,500

Rubber and Miscellaneous Plastics Products - 1.03%
 Goodyear Tire & Rubber Company (The)  ... 1,000,000     51,375,000

Special Trade Contractors - 1.21%
 Telefonaktiebolaget LM Ericsson,
   Class B, ADR  ......................... 2,000,000     60,374,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation By Air - 2.77%
 AMR Corporation*  .......................   400,000 $   35,250,000
 Southwest Airlines Co.  ................. 1,600,000     35,400,000
 USAir Group, Inc.*  ..................... 2,900,000     67,787,500
   Total .................................              138,437,500

Transportation Equipment - 5.99%
 AlliedSignal Inc.  ......................   700,000     46,900,000
 Boeing Company (The)  ...................   635,000     67,548,125
 Chrysler Corporation  ................... 2,200,000     72,600,000
 Dana Corporation  .......................   760,000     24,795,000
 Ford Motor Company  ..................... 1,000,000     31,875,000
 General Motors Corporation  ............. 1,000,000     55,750,000
   Total .................................              299,468,125

Wholesale Trade -- Durable Goods - 0.89%
 Motorola, Inc.  .........................   725,000     44,496,875

Wholesale Trade -- Nondurable Goods - 2.02%
 Gillette Company (The)  ................. 1,000,000     77,750,000
 Safeway Inc.*  ..........................   550,000     23,512,500
   Total .................................              101,262,500

TOTAL COMMON STOCKS - 95.12%                         $4,757,820,756
 (Cost: $2,671,018,401)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Depository Institutions - 0.21%
 Morgan Guaranty Trust Company of New York,
   7.375%, 2-1-2002 ......................   $10,250     10,568,672

Nondepository Institutions - 0.23%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................    10,000     11,150,400

TOTAL CORPORATE DEBT SECURITIES - 0.44%              $   21,719,072
 (Cost: $19,957,223)


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.75%, 4-30-2000 ......................   $37,000 $   37,699,670
   5.75%, 8-15-2003 ......................    50,000     48,500,000
   10.375%, 11-15-2012 ...................     8,500     10,946,385
   9.0%, 11-15-2018 ......................    20,000     25,096,800

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 2.44%                                  $  122,242,855
 (Cost: $114,802,668)

TOTAL SHORT-TERM SECURITIES - 2.99%                  $  149,369,721
 (Cost: $149,369,721)

TOTAL INVESTMENT SECURITIES - 100.99%                $5,051,152,404
 (Cost: $2,955,148,013)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.99%)     (49,389,091)

NET ASSETS - 100.00%                                 $5,001,763,313


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 1.17%
 Home Depot, Inc. (The)  .................   300,000 $   15,037,500

Business Services - 4.90%
 Automatic Data Processing, Inc.  ........   350,000     15,006,250
 Broderbund Software, Inc.*  .............   200,000      5,937,400
 Cerner Corporation*  ....................   900,000     13,837,500
 Computer Associates International, Inc.     250,000     12,437,500
 Intuit Inc.*  ...........................   150,000      4,762,500
 Physician Computer Network*  ............   400,000      3,400,000
 Shared Medical Systems Corporation  .....   125,000      6,156,250
 Summit Medical Systems, Inc.*  ..........   206,000      1,532,022
   Total .................................               63,069,422

Chemicals and Allied Products - 13.27%
 American Home Products Corporation  .....   700,000     41,037,500
 Amgen Inc.*  ............................   250,000     13,609,250
 Astra AB, Class A, ADR  .................   248,900     12,196,100
 Lilly (Eli) and Company  ................   250,000     18,250,000
 Liposome Company, Inc. (The)*  ..........   500,000      9,593,500
 Pfizer Inc.  ............................   200,000     16,575,000
 Schering-Plough Corporation  ............   350,000     22,662,500
 SmithKline Beecham plc, ADR  ............   350,000     23,800,000
 Warner-Lambert Company  .................   175,000     13,125,000
   Total .................................              170,848,850

Communication - 2.46%
 Intermedia Communications of Florida,
  Inc.*   ................................   400,000     10,274,800
 Nokia Corporation, Series A, ADS  .......   150,000      8,643,750
 360 Communications Company*  ............   550,000     12,718,750
   Total .................................               31,637,300

Depository Institutions - 17.27%
 Banc One Corporation  ...................   300,000     12,900,000
 Bank of New York Company, Inc. (The)  ...   500,000     16,875,000
 Barnett Banks, Inc.  ....................   400,000     16,450,000
 Chase Manhattan Corporation (The)  ......   400,000     35,700,000
 Dime Bancorp, Inc.*  ....................   700,000     10,325,000
 First American Corporation  .............   200,000     11,550,000
 First Bank System, Inc.  ................   200,000     13,650,000
 Glendale Federal Bank, Federal
   Savings Bank* .........................   165,400      3,845,550
 Hibernia Corporation,  Class A  .........   500,000      6,625,000
 Long Island Bancorp, Inc.  ..............   339,600     11,886,000
 Mercantile Bancorporation Inc.  .........   135,200      6,945,900
 Norwest Corporation  ....................   300,000     13,050,000
 Roosevelt Financial Group, Inc.  ........ 1,000,000     20,875,000
 SouthTrust Corporation  .................   225,000      7,846,875
 State Street Boston Corporation  ........   150,000      9,675,000
 Wells Fargo & Company  ..................    90,000     24,277,500
   Total .................................              222,476,825


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 3.69%
 Columbia Gas System, Inc. (The)  ........   150,000 $    9,543,750
 PanEnergy Corporation  ..................   500,000     22,500,000
 Sonat Inc.  .............................   300,000     15,450,000
   Total .................................               47,493,750

Engineering and Management Services - 1.45%
 Fluor Corporation  ......................   175,000     10,981,250
 Neurex Corporation*  ....................   450,000      7,677,900
   Total .................................               18,659,150

Food and Kindred Products - 2.55%
 ConAgra, Inc.  ..........................   300,000     14,925,000
 Heinz (H. J.) Company  ..................   500,000     17,875,000
   Total .................................               32,800,000

General Merchandise Stores - 4.02%
 Federated Department Stores, Inc.*  .....   425,000     14,503,125
 May Department Stores Company (The)  ....   500,000     23,375,000
 Sears, Roebuck and Co.  .................   300,000     13,837,500
   Total .................................               51,715,625

Health Services - 2.93%
 Beverly Enterprises, Inc.*  .............   711,800      9,075,450
 Columbia/HCA Healthcare Corporation  ....   550,000     22,412,500
 MedPartners, Inc.*  .....................   300,000      6,300,000
   Total .................................               37,787,950

Holding and Other Investment Offices - 3.71%
 Conseco, Inc.  ..........................   500,000     31,875,000
 Duke Realty Investments, Inc.  ..........   200,000      7,700,000
 Equity Residential Properties  ..........   200,000      8,250,000
   Total .................................               47,825,000

Instruments and Related Products - 7.60%
 Baxter International Inc.  ..............   900,000     36,900,000
 General Signal Corporation  .............   300,000     12,825,000
 Raytheon Company  .......................   500,000     24,062,500
 St. Jude Medical, Inc.*  ................   250,000     10,656,250
 Target Therapeutics, Inc.*  .............   320,600     13,445,002
   Total .................................               97,888,752


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Insurance Carriers - 14.02%
 Allstate Corporation (The)  .............   700,000 $   40,512,500
 American International Group, Inc.  .....   286,500     31,013,625
 Berkley (W. R.) Corporation  ............   325,000     16,595,150
 Berkshire Hathaway Inc.*  ...............       450     15,345,000
 Chubb Corporation (The)  ................   100,000      5,375,000
 NAC Re Corporation  .....................   350,000     11,856,250
 ReliaStar Financial Corp.  ..............   300,000     17,325,000
 TIG Holdings, Inc.  .....................   595,000     20,155,625
 Trenwick Group Inc.  ....................   275,000     12,787,500
 Western National Corporation   ..........   500,000      9,625,000
   Total .................................              180,590,650

Nondepository Institutions - 2.89%
 Federal National Mortgage Association  .. 1,000,000     37,250,000

Oil and Gas Extraction - 0.59%
 Enron Oil & Gas Company  ................   300,000      7,575,000

Petroleum and Coal Products - 4.53%
 Coastal Corporation (The)  ..............   300,000     14,662,500
 Exxon Corporation  ......................   300,000     29,400,000
 Valero Energy Corporation  ..............   500,000     14,312,500
   Total .................................               58,375,000

Railroad Transportation - 1.24%
 Illinois Central Corporation, Class A  ..   500,000     16,000,000

Security and Commodity Brokers - 1.15%
 Lehman Brothers Holdings Inc.  ..........   250,000      7,843,750
 Paine Webber Group Inc.  ................   250,000      7,031,250
   Total .................................               14,875,000

Transportation By Air - 0.97%
 Southwest Airlines Co.  .................   562,000     12,434,250

Transportation Equipment - 1.56%
 AlliedSignal Inc.  ......................   300,000     20,100,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 4.12%
 Johnson & Johnson  ......................   700,000 $   34,825,000
 Lockheed Martin Corporation  ............   200,000     18,300,000
   Total .................................               53,125,000

TOTAL COMMON STOCKS - 96.09%                         $1,237,565,024
 (Cost: $1,165,068,670)

TOTAL SHORT-TERM SECURITIES - 4.64%                  $   59,682,244
 (Cost: $59,682,244)

TOTAL INVESTMENT SECURITIES - 100.73%                $1,297,247,268
 (Cost: $1,224,750,914)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.73%)      (9,380,476)

NET ASSETS - 100.00%                                 $1,287,866,792


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS
Business Services - 40.92%
 Alternative Resources Corporation*  .....   350,000   $  6,015,450
 America Online, Inc.*  ..................   590,000     19,617,500
 Broderbund Software, Inc.*  .............   286,600      8,508,294
 CKS Group, Inc.*  .......................   394,000     11,056,428
 CUC International Inc.*  ................   900,000     21,375,000
 Computer Associates International,
   Inc. ..................................   337,500     16,790,625
 DST Systems, Inc.*  .....................   200,000      6,275,000
 Electronic Data Systems Corporation  ....   325,000     14,056,250
 First Data Corporation  .................   300,000     10,950,000
 HBO & Company  ..........................   702,000     41,681,250
 HCIA Inc.*  .............................   385,000     13,354,495
 HPR Inc.*  ..............................   509,000      6,935,125
 IMNET Systems, Inc.*  ...................   200,000      4,800,000
 Informix Corporation*  ..................   600,000     12,262,200
 Intuit Inc.*  ...........................   288,100      9,147,175
 i2 Technologies, Inc.*  .................   100,000      3,862,500
 Macromedia, Inc.*  ......................   600,000     10,875,000
 McAfee Associates, Inc.*  ...............   235,000     10,295,820
 Microsoft Corporation*  .................   200,000     16,537,400
 Netscape Communications Corporation*  ...   100,000      5,687,500
 Objective Systems Integrators, Inc.* ....   114,800      2,719,268
 Oracle Systems Corporation*  ............   500,000     20,843,500
 Parametric Technology Corporation*  .....   800,000     41,149,600
 PeopleSoft, Inc.*  ......................   100,000      4,793,700
 Premisys Communications, Inc.*  .........   250,000      8,437,500
 Pure Atria Corporation*  ................   386,700      9,498,125
 Shared Medical Systems Corporation  .....   250,000     12,312,500
 Summit Medical Systems, Inc.*  ..........   200,000      1,487,400
 Synopsys, Inc.*  ........................   400,000     18,400,000
 TMP Worldwide Inc.*  ....................   250,000      3,234,250
 3Com Corporation*  ......................   240,000     17,594,880
 USCS International, Inc.*  ..............   226,500      3,878,812
 Xylan Corporation*  .....................   285,100      8,018,438
   Total .................................              402,450,985

Chemicals and Allied Products - 5.77%
 Abbott Laboratories  ....................   250,000     12,687,500
 Amgen Inc.*  ............................   200,000     10,887,400
 Lilly (Eli) and Company  ................   100,000      7,300,000
 Pfizer Inc.  ............................   200,000     16,575,000
 Roche Holdings AG (A)  ..................     1,200      9,338,713
   Total .................................               56,788,613


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 5.48%
 Intermedia Communications of Florida,
  Inc.*  .................................   400,000   $ 10,274,800
 MFS Communications Company, Inc.*  ......   400,000     21,750,000
 Nokia Corporation, Series A, ADS  .......   300,000     17,287,500
 360 Communications Company*  ............   200,000      4,625,000
   Total .................................               53,937,300

Depository Institutions - 2.06%
 BankAmerica Corporation  ................   100,000      9,975,000
 Citicorp  ...............................   100,000     10,300,000
   Total .................................               20,275,000

Electronic and Other Electric Equipment - 16.49%
 Ascend Communications, Inc.*  ........... 1,000,000     62,125,000
 Cascade Communications Corp.*  ..........   930,600     51,415,650
 General Electric Company  ...............   140,000     13,842,500
 PairGain Technologies, Inc.*  ...........   400,000     12,174,800
 Tellabs*  ...............................   600,000     22,612,200
   Total .................................              162,170,150

Engineering and Management Services - 0.58%
 Neurex Corporation*  ....................   334,300      5,703,827

Food and Kindred Products - 0.45%
 Hershey Foods Corporation  ..............   100,000      4,375,000

Health Services - 4.39%
 Columbia/HCA Healthcare Corporation  ....   200,000      8,150,000
 Idexx Laboratories, Inc.*  ..............   300,000     10,837,500
 PhyCor, Inc.*  ..........................   400,000     11,300,000
 Renal Treatment Centers, Inc.*  .........   250,000      6,375,000
 Tenet Healthcare Corporation*  ..........   300,000      6,562,500
   Total .................................               43,225,000

Industrial Machinery and Equipment - 6.36%
 cisco Systems, Inc.*  ...................   751,200     47,841,674
 Compaq Computer Corporation*  ...........   100,000      7,425,000
 Digital Link Corporation*  ..............   300,000      7,331,100
   Total .................................               62,597,774

Instruments and Related Products - 5.43%
 Boston Scientific Corporation*  .........   250,000     15,000,000
 Medtronic, Inc.  ........................   200,000     13,600,000
 STERIS Corporation*  ....................   300,000     13,068,600
 Target Therapeutics, Inc.*  .............   279,400     11,717,198
   Total .................................               53,385,798


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 0.97%
 Noble Affiliates, Inc.  .................   200,000   $  9,575,000

Petroleum and Coal Products - 1.16%
 Valero Energy Corporation  ..............   400,000     11,450,000

Wholesale Trade -- Durable Goods - 2.37%
 OmniCare, Inc.  .........................   725,000     23,290,625

Wholesale Trade -- Nondurable Goods - 1.17%
 Cardinal Health, Inc.  ..................   196,966     11,473,270

TOTAL COMMON STOCKS - 93.60%                           $920,698,342
 (Cost: $499,887,006)

PREFERRED STOCK - 0.57%
Business Services
 SAP Aktiengesellschaft (A)  .............    40,000   $  5,589,860
 (Cost: $5,901,364)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 0.41%
 GTE Corporation,
   5.48%, 1-16-97 ........................    $4,060      4,050,730

 Depository Institutions - 0.34%
 U.S. Bancorp,
   Master Note............................     3,340      3,340,000

 Electric, Gas and Sanitary Services - 0.45%
 Public Service Electric & Gas Co.,
   5.57%, 2-4-97 .........................     4,485      4,461,407

 Food and Kindred Products - 1.91%
 General Mills, Inc.,
   Master Note ...........................       345        345,000
 Hercules Inc.:
   5.45%, 1-10-97 ........................     3,215      3,210,620
   5.52%, 1-28-97 ........................     3,570      3,555,220
 Quaker Oats Co.,
   5.63%, 1-23-97 ........................     6,495      6,472,654
 Ralston Purina Co.,
   5.52%, 2-7-97 .........................     5,275      5,245,073
   Total .................................               18,828,567


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Forestry - 0.42%
 Weyerhaeuser Co.,
   5.45%, 2-19-97 ........................   $ 4,140   $  4,109,289

 Metal Mining - 0.87%
 BHP Finance (USA) Inc.:
   5.35%, 1-28-97 ........................     6,635      6,608,377
   5.4%, 2-5-97 ..........................     1,975      1,964,631
   Total .................................                8,573,008

 Textile Mill Products - 1.76%
 Sara Lee Corporation,
   Master Note ...........................    17,255     17,255,000

 Transportation Equipment - 0.20%
 Echlin, Inc.,
   5.4%, 2-3-97 ..........................     1,965      1,955,273

Total Commercial Paper - 6.36%                           62,573,274

Municipal Obligations - 0.51%
 Indiana
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds
   (Amoco Oil Company Project), Taxable
   Series 1995,
   5.55%, 1-13-97 ........................     5,000      5,000,000

TOTAL SHORT-TERM SECURITIES - 6.87%                    $ 67,573,274
 (Cost: $67,573,274)

TOTAL INVESTMENT SECURITIES - 101.04%                  $993,861,476
 (Cost: $573,361,644)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.04%)     (10,224,129)

NET ASSETS - 100.00%                                   $983,637,347


               See Notes to Schedules of Investments on page 89.

UNITED FUNDS, INC.
DECEMBER 31, 1996


Notes to Schedules of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                        United
                                        United          United          United     Science and
                                          Bond          Income    Accumulative      Technology
                                          Fund            Fund            Fund            Fund
                                  ------------  --------------  --------------  --------------
Assets
Investment securities --
  at value (Notes 1 and 3) ....   $525,669,229  $5,051,152,404  $1,297,247,268  $  993,861,476
Cash ..........................          2,169             ---          31,233           7,418
Receivables:
  Dividends and interest ......      7,703,706       7,753,902       1,382,273         254,895
  Fund shares sold ............        487,408       6,915,601         449,714       7,463,455
Prepaid insurance premium .....         15,993          57,237          34,184          12,737
                                  ------------  --------------  --------------  --------------
    Total assets ..............    533,878,505   5,065,879,144   1,299,144,672   1,001,599,981
                                  ------------  --------------  --------------  --------------
Liabilities
Payable for investment
  securities purchased ........            ---      38,622,803             ---             ---
Payable for Fund
  shares redeemed .............      2,917,604      22,934,409      10,638,028      17,355,079
Due to custodian  .............            ---           3,711             ---             ---
Accrued service fee (Note 2) ..        192,300       1,706,300         419,800         344,550
Accrued transfer agency
  and dividend disbursing
  (Note 2) ....................         68,296         565,456         130,177         187,232
Accrued accounting
  services fee (Note 2) .......          5,000           8,333           8,333           8,333
Other .........................         42,894         274,819          81,542          67,440
                                  ------------  --------------  --------------  --------------
    Total liabilities .........      3,226,094      64,115,831      11,277,880      17,962,634
                                  ------------  --------------  --------------  --------------
      Total net assets ........   $530,652,411  $5,001,763,313  $1,287,866,792  $  983,637,347
                                  ============  ==============  ==============  ==============
Net Assets
  $1.00 par value capital stock
    Capital stock .............   $ 86,368,101  $  152,004,636  $  166,148,578  $   42,131,690
    Additional paid-in
      capital .................    459,573,882   2,678,442,344     994,196,461     500,595,912
  Accumulated undistributed
    income (loss):
    Accumulated undistributed
      net investment income ...        802,660       2,937,972       1,310,231             ---
    Accumulated undistributed net
      realized gain (loss) on
      investment transactions .    (26,216,432)     72,382,654      53,715,148      20,411,017
    Net unrealized appreciation
      of investments at end
      of period ...............     10,124,200   2,095,995,707      72,496,374     420,498,728
                                  ------------  --------------  --------------  --------------
      Net assets applicable to
        outstanding units
        of capital ............   $530,652,411  $5,001,763,313  $1,287,866,792    $983,637,347
                                  ============  ==============  ==============  ==============
Net asset value per share
  (net assets divided by
  shares outstanding)
  Class A .....................          $6.14          $32.91           $7.75          $23.35
  Class Y .....................          $6.14          $32.91           $7.75          $23.38

Capital shares outstanding
  Class A .....................     84,451,146     147,405,344     165,808,020      41,999,526
  Class Y .....................      1,916,955       4,599,292         340,558         132,164

Capital shares authorized .....    400,000,000     600,000,000     600,000,000     200,000,000

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1996

                                                                                        United
                                        United          United          United     Science and
                                          Bond          Income    Accumulative      Technology
                                          Fund            Fund            Fund            Fund
                                  ------------  --------------  --------------  --------------
Investment Income (Loss)
  Income (Note 1B):
    Dividends .................   $        ---    $ 66,534,296    $ 19,372,299     $ 1,673,423
    Interest ..................     38,151,761      19,406,967       7,360,999       4,409,509
                                  ------------  --------------  --------------  --------------
    Total income ..............     38,151,761      85,941,263      26,733,298       6,082,932
                                  ------------  --------------  --------------  --------------
  Expenses (Note 2):
    Investment
      management fee ..........      2,344,627      25,277,033       6,879,322       5,667,206
    Transfer agency and dividend
      disbursing -- Class A ...        802,643       5,752,718       1,304,462       1,677,814
    Service fee -- Class A ....        749,534       6,498,915       1,606,204       1,405,418
    Custodian fees ............         22,984         351,762          52,439          52,910
    Accounting services fee ...         61,667         100,000         100,000          88,750
    Audit fees ................         42,966          31,245          58,740          24,290
    Shareholder servicing
      fee -- Class Y ..........         11,532         188,544           4,123           3,330
    Legal fees ................          4,849          41,588          11,284           8,315
    Other .....................         83,928         599,978         168,743         199,824
                                  ------------  --------------  --------------  --------------
    Total expenses ............      4,124,730      38,841,783      10,185,317       9,127,857
                                  ------------  --------------  --------------  --------------
      Net investment
        income (loss) .........     34,027,031      47,099,480      16,547,981      (3,044,925)
                                  ------------  --------------  --------------  --------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 1 and 3)
  Realized net gain
    on securities .............      1,229,324     276,362,531     155,566,702      71,724,354
  Realized net gain (loss) on foreign
    currency transactions .....        261,674        (227,240)          5,662          11,558
                                  ------------  --------------  --------------  --------------
    Realized net gain
      on investments ..........      1,490,998     276,135,291     155,572,364      71,735,912
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ................    (19,287,816)    518,056,427     (28,379,142)      2,339,175
                                  ------------  --------------  --------------  --------------
    Net gain (loss) on
      investments .............    (17,796,818)    794,191,718     127,193,222      74,075,087
                                  ------------  --------------  --------------  --------------
      Net increase in net assets
        resulting from operations  $16,230,213    $841,291,198    $143,741,203     $71,030,162
                                  ============  ==============  ==============  ==============

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996

                                                                                        United
                                        United          United          United     Science and
                                          Bond          Income    Accumulative      Technology
                                          Fund            Fund            Fund            Fund
                                  ------------  --------------  --------------  --------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ...........   $ 34,027,031  $   47,099,480  $   16,547,981    $ (3,044,925)
    Realized net gain
      on investments ..........      1,490,998     276,135,291     155,572,364      71,735,912
    Unrealized appreciation
      (depreciation) ..........    (19,287,816)    518,056,427     (28,379,142)      2,339,175
                                  ------------  --------------  --------------  --------------
    Net increase in net
      assets resulting
      from operations .........     16,230,213     841,291,198     143,741,203      71,030,162
                                  ------------  --------------  --------------  --------------
  Dividends to shareholders
    from (Note 1E):*
    Net investment income
      Class A .................    (33,563,721)    (44,582,972)    (16,526,936)            ---
      Class Y .................       (498,286)     (1,535,780)        (39,149)            ---
    Realized net gain on
      investment transactions
      Class A .................            ---    (223,378,753)   (126,903,435)    (57,680,201)
      Class Y .................            ---      (6,868,127)       (256,540)       (174,464)
                                  ------------  --------------  --------------  --------------
                                   (34,062,007)   (276,365,632)   (143,726,060)    (57,854,665)
                                  ------------  --------------  --------------  --------------
  Capital share
    transactions (Note 5) .....    (17,992,840)    353,417,280      81,068,885     149,679,267
                                  ------------  --------------  --------------  --------------
    Total increase (decrease) .    (35,824,634)    918,342,846      81,084,028     162,854,764
Net Assets
  Beginning of period .........    566,477,045   4,083,420,467   1,206,782,764     820,782,583
                                  ------------  --------------  --------------  --------------
  End of period ...............   $530,652,411  $5,001,763,313  $1,287,866,792    $983,637,347
                                  ============  ==============  ==============  ==============
  Undistributed
    net investment
    income ....................       $802,660      $2,937,972      $1,310,231            $---
                                      ========      ==========      ==========            ====

                   *See "Financial Highlights" on pages  - .

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1995

                                                                                        United
                                        United          United          United     Science and
                                          Bond          Income    Accumulative      Technology
                                          Fund            Fund            Fund            Fund
                                  ------------  --------------  --------------  --------------
Increase in Net Assets
  Operations:
    Net investment
      income ..................   $ 35,631,421  $   48,335,097  $   15,451,348    $   (430,999)
    Realized net gain
      on investments ..........      4,111,327     137,562,148     161,864,113      26,780,950
    Unrealized appreciation ...     61,755,254     742,707,419     140,365,483     255,993,038
                                  ------------  --------------  --------------  --------------
    Net increase in net assets
      resulting from operations    101,498,002     928,604,664     317,680,944     282,342,989
                                  ------------  --------------  --------------  --------------
  Dividends to shareholders
    from (Note 1E):*
    Net investment income
      Class A .................    (35,740,983)    (46,382,026)    (14,998,659)            ---
      Class Y .................        (90,066)       (676,269)         (4,366)            ---
    Realized net gain on
      investment transactions
      Class A .................            ---    (121,455,126)   (127,689,006)    (24,276,021)
      Class Y .................            ---      (3,204,607)        (68,073)            ---
                                  ------------  --------------  --------------  --------------
                                   (35,831,049)   (171,718,028)   (142,760,104)    (24,276,021)
                                  ------------  --------------  --------------  --------------
  Capital share
    transactions (Note 5) .....    (17,026,228)    181,629,624      64,841,625      66,213,033
                                  ------------  --------------  --------------  --------------
    Total increase ............     48,640,725     938,516,260     239,762,465     324,280,001
Net Assets
  Beginning of period .........    517,836,320   3,144,904,207     967,020,299     496,502,582
                                  ------------  --------------  --------------  --------------
  End of period ...............   $566,477,045  $4,083,420,467  $1,206,782,764    $820,782,583
                                  ============  ==============  ==============  ==============
  Undistributed net
    investment income .........       $575,962      $2,184,484      $1,322,673            $---
                                      ========      ==========      ==========            ====

                   *See "Financial Highlights" on pages  - .

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1996   1995    1994   1993    1992
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period         $6.34   $5.62  $6.39   $6.31     $6.32
                              ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment income        0.39    0.40   0.39    0.41     0.45
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.20)  0.72   (0.75)  0.41    0.00
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......           0.19   1.12   (0.36)  0.82    0.45
                              ----   ----    ----   ----    ----
Less distributions:
 Dividends from net
   investment income          (0.39)  (0.40) (0.39)  (0.41)    (0.46)
 Distribution from
   capital gains ...          (0.00) (0.00)  (0.02) (0.33)  (0.00)
                              ----   ----    ----   ----    ----
Total distributions           (0.39)  (0.40) (0.41)  (0.74)    (0.46)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $6.14  $6.34   $5.62  $6.39   $6.31
                             =====  =====   =====  =====   =====
Total return* ......           3.20% 20.50%  -5.76% 13.19%   7.50%
Net assets, end of
 period (000
 omitted)  .........       $518,873$563,445$517,836$641,668$589,946
Ratio of expenses to
 average net assets            0.77%  0.74%   0.72%  0.65%   0.64%
Ratio of net investment
 income to average
 net assets  .......           6.34%  6.54%   6.60%  6.14%   7.29%
Portfolio turnover
 rate  .............          55.74% 66.38% 127.11%175.39% 115.17%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                          fiscal year     period from
                              ended       6/19/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period         $6.34          $6.11
                              ----           ----
Income from investment
 operations:
 Net investment income        0.40           0.21
 Net realized and
   unrealized gain (loss)
   on investments ..         (0.20)          0.22
                              ----           ----
Total from investment
 operations  .......          0.20           0.43
                              ----           ----
Less distributions:
 Dividends from net
   investment income         (0.40)         (0.20)
 Distribution from
   capital gains ...         (0.00)         (0.00)
                              ----           ----
Total distributions          (0.40)         (0.20)
                              ----           ----
Net asset value,
 end of period  ....         $6.14          $6.34
                              ====           ====
Total return .......          3.35%          7.20%
Net assets, end of
 period (000
 omitted)  .........       $11,779         $3,032
Ratio of expenses to
 average net assets           0.62%          0.63%**
Ratio of net investment
 income to average
 net assets  .......          6.52%          6.41%**
Portfolio turnover
 rate  .............         55.74%         66.38%**

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                            -------------------------------------
                               1996   1995    1994   1993    1992
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period        $28.96  $23.34 $24.77  $22.05     $20.44
                             -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment income        0.33    0.36   0.36    0.40     0.46
 Net realized and
   unrealized gain
   (loss) on
   investments .....          5.53   6.53   (0.80)  3.11    1.96
                             -----  -----   -----  -----   -----
Total from investment
 operations  .......          5.86   6.89   (0.44)  3.51    2.42
                             -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment income         (0.32)  (0.35) (0.36)  (0.40)    (0.46)
 Distribution from
   capital gains ...         (1.59) (0.92)  (0.63) (0.39)  (0.35)
                             -----  -----   -----  -----   -----
Total distributions          (1.91)  (1.27) (0.99)  (0.79)    (0.81)
                             -----  -----   -----  -----   -----
Net asset value,
 end of period  ....        $32.91 $28.96  $23.34 $24.77  $22.05
                            ====== ======  ====== ======  ======
Total return* ......         20.36% 29.60%  -1.82% 16.05%  11.96%
Net assets, end of
 period (000
 omitted)  .........      $4,850,419$3,975,717$3,144,904$3,060,073   $2,537,161
Ratio of expenses to
 average net assets           0.86%   0.83%  0.74%   0.66%    0.65%
Ratio of net investment
 income to average
 net assets  .......          1.03%  1.31%   1.45%  1.70%   2.19%
Portfolio turnover
 rate  .............         22.24% 17.59%  18.54% 21.70%  19.25%
Average commission
 rate paid  ........         $0.0496

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                          fiscal year     period from
                              ended       6/19/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period        $28.96         $27.73
                             -----          -----
Income from investment
 operations:
 Net investment income        0.36           0.21
 Net realized and
   unrealized gain
   on investments ..          5.54           2.14
                             -----          -----
Total from investment
 operations  .......          5.90           2.35
                             -----          -----
Less distributions:
 Dividends from net
   investment income         (0.36)         (0.20)
 Distribution from
   capital gains ...         (1.59)         (0.92)
                             -----          -----
Total distributions          (1.95)         (1.12)
                             -----          -----
Net asset value,
 end of period  ....        $32.91         $28.96
                             =====          =====
Total return .......         20.53%          8.45%
Net assets, end of
 period (000
 omitted)  .........      $151,344       $107,703
Ratio of expenses to
 average net assets           0.73%          0.74%**
Ratio of net investment
 income to average
 net assets  .......          1.17%          1.36%**
Portfolio turnover
 rate  .............         22.24%         17.59%**
Average commission
 rate paid  ........         $0.0496

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1996   1995    1994   1993    1992
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period         $7.78   $6.58  $7.19   $7.50     $7.15
                              ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment
   income...........          0.11   0.11    0.13   0.11    0.16
 Net realized and
   unrealized gain
   (loss) on
   investments .....          0.82   2.12   (0.13)  0.55    0.85
                              ----   ----    ----   ----    ----
Total from investment
 operations  .......          0.93   2.23    0.00   0.66    1.01
                              ----   ----    ----   ----    ----
Less distributions:
 Dividends from net
   investment income         (0.11)  (0.11) (0.13)  (0.11)    (0.16)
 Distribution from
   capital gains ...         (0.85) (0.92)  (0.48) (0.84)  (0.50)
 Distribution in
   excess of capital
   gains............         (0.00) (0.00)  (0.00) (0.02)  (0.00)
                              ----   ----    ----   ----    ----
Total distributions          (0.96)  (1.03) (0.61)  (0.97)    (0.66)
                              ----   ----    ----   ----    ----
Net asset value,
 end of period  ....         $7.75  $7.78   $6.58  $7.19   $7.50
                              ====   ====    ====   ====    ====
Total return* ......         12.18% 34.21%   0.04%  9.06%  14.20%
Net assets, end of
 period (000
 omitted)  .........    $1,285,227$1,206,128$967,020$1,033,774     $992,924
Ratio of expenses to
 average net assets           0.83%   0.80%  0.71%   0.65%    0.62%
Ratio of net investment
 income to average
 net assets  .......          1.34%  1.42%   1.76%  1.34%   2.13%
Portfolio turnover
 rate  .............        240.37%229.03% 205.40%230.29% 194.41%
Average commission
 rate paid  ........         $0.0575

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                          fiscal year     period from
                              ended       7/11/95* to
                           12/31/96       12/31/95
                          ----------      -----------
Net asset value,
 beginning of period         $7.78          $7.84
                              ----           ----
Income from investment
 operations:
 Net investment income        0.12           0.05
 Net realized and
   unrealized gain
   on investments ..          0.82           0.87
                              ----           ----
Total from investment
 operations  .......          0.94           0.92
                              ----           ----
Less distributions:
 Dividends from net
   investment income         (0.12)         (0.06)
 Distribution from
   capital gains ...         (0.85)         (0.92)
                              ----           ----
Total distributions          (0.97)         (0.98)
                              ----           ----
Net asset value,
 end of period  ....         $7.75          $7.78
                              ====           ====
Total return .......         12.27%         11.92%
Net assets, end of
 period (000
 omitted)  .........        $2,640           $655
Ratio of expenses to
 average net assets           0.74%          0.76%**
Ratio of net investment
 income to average
 net assets  .......          1.45%          1.24%**
Portfolio turnover
 rate  .............        240.37%        229.03%**
Average commission
 rate paid  ........         $0.0575

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1996   1995    1994   1993    1992
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period        $22.89  $15.21 $14.83  $14.64     $15.42
                            ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...         (0.07) (0.01)   0.00   0.01    0.03
 Net realized and
   unrealized gain
   (loss) on
   investments .....          2.00   8.40    1.40   1.21   (0.66)
                            ------ ------  ------ ------  ------
Total from investment
 operations  .......          1.93   8.39    1.40   1.22   (0.63)
                            ------ ------  ------ ------  ------
Less distributions:
 Dividends from net
   investment income         (0.00)  (0.00) (0.00)  (0.01)    (0.03)
 Distribution from
   capital gains ...         (1.47) (0.71)  (1.02) (0.95)  (0.12)
 Distribution in
   excess of capital
   gains ...........         (0.00) (0.00)  (0.00) (0.07)  (0.00)
                            ------ ------  ------ ------  ------
Total distributions          (1.47)  (0.71) (1.02)  (1.03)    (0.15)
                            ------ ------  ------ ------  ------
Net asset value,
 end of period  ....        $23.35 $22.89  $15.21 $14.83  $14.64
                            ====== ======  ====== ======  ======
Total return* ......          8.35% 55.37%   9.78%  8.51%  -4.03%
Net assets, end of
 period (000
 omitted)  .........      $980,547$820,783$496,503$446,611$428,806
Ratio of expenses to
 average net assets           0.98%  0.93%   0.96%  0.91%   0.87%
Ratio of net investment
 income to average
 net assets  .......         -0.33% -0.07%   0.00%  0.06%   0.24%
Portfolio turnover
 rate  .............         33.90% 32.89%  64.39% 68.38%  45.79%
Average commission
 rate paid  ........         $0.0538
 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                            For the
                          period from
                          2/27/96* to
                           12/31/96
                          ----------
Net asset value,
 beginning of period        $24.05
                             -----
Income from investment
 operations:
 Net investment loss         (0.02)
 Net realized and
   unrealized gain
   on investments ..          0.82
                             -----
Total from investment
 operations  .......          0.80
                             -----
Less distributions:
 Dividends from net
   investment income         (0.00)
 Distribution from
   capital gains ...         (1.47)
                             -----
Total distributions          (1.47)
                             -----
Net asset value,
 end of period  ....        $23.38
                             =====
Total return .......          3.25%
Net assets, end of
 period (000
 omitted)  .........        $3,090
Ratio of expenses to
 average net assets           0.80%**
Ratio of net investment
 income to average
 net assets  .......         -0.12%**
Portfolio turnover
 rate  .............         33.90%**
Average commission
 rate paid  ........         $0.0538

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

NOTE 1 -- Significant Accounting Policies

     United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing
     prices quoted by major dealers in such stocks.   Securities for which
     quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1996, United Science and Technology Fund reclassified $3,033,367 between additional paid-in-capital and undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.1 billion of combined net assets at December 31, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Corporation's investment manager.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0  to $   10               $      0
          From $   10  to $   25               $ 10,000
          From $   25  to $   50               $ 20,000
          From $   50  to $  100               $ 30,000
          From $  100  to $  200               $ 40,000
          From $  200  to $  350               $ 50,000
          From $  350  to $  550               $ 60,000
          From $  550  to $  750               $ 70,000
          From $  750  to $1,000               $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Corporation's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Corporation) of $26,543,939, out of which W&R paid sales commissions of $15,146,943 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Corporation may pay monthly a fee to W&R in an amount not to exceed .25% of the Corporation's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Corporation paid Directors' fees of $275,573.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended December 31, 1996 are summarized as follows:

                                                                     United
                               United       United      United  Science and
                                 Bond       IncomeAccumulative   Technology
                                 Fund         Fund        Fund         Fund
                          ----------- ------------------------ ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities   $163,449,027$1,139,035,334$2,665,933,791$  378,142,051
Purchases of U.S. Government
 securities               125,145,374          ---         ---          ---
Purchases of short-term
 securities               257,590,4362,081,228,4542,057,921,1431,209,331,008
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities    168,342,799  969,708,8512,709,657,580 290,614,463
Proceeds from maturities and
 sales of U.S. Government
 securities               148,368,629          ---         ---          ---
Proceeds from maturities and sales
 of short-term securities 247,302,2442,085,954,1942,068,622,3901,209,150,083

     For Federal income tax purposes, cost of investments owned at December 31, 1996 and the related appreciation (depreciation) were as follows:

                                                                  Aggregate
                                 Cost AppreciationDepreciation Appreciation
                       -------------- --------------------------------------
United Bond Fund         $515,545,029  $12,031,129$(1,906,929)   $10,124,200
United Income Fund     $2,955,148,013$2,113,212,126$(17,207,735)$2,096,004,391
United Accumulative
 Fund                  $1,224,938,232 $106,704,670$(34,395,634)  $72,309,036
United Science and
 Technology Fund         $573,361,644 $451,107,803$(30,607,971) $420,499,832

NOTE 4 -- Federal Income Tax Matters

     The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $276,362,531, $155,754,021 and $71,640,888, respectively, during the year ended
December 31, 1996, a portion of which was paid to shareholders during the period ended December 31, 1996. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $1,229,324 during the year ended December 31, 1996, which was entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of United Bond Fund aggregated $26,199,056 as of December 31, 1996, and are available to offset future capital gain net income as follows: $26,118,153 through December 31, 2002 and $80,903 through December 31, 2003.

NOTE 5 -- Commencement of Multiclass Operations

     On June 17, 1995, each Fund within the Corporation was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the fiscal year ended December 31, 1996 are summarized below.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............    6,465,124    16,133,571     8,009,525  27,427,545
 Class Y  ............    1,782,344     1,298,483       379,703     139,882
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............    4,659,208     7,718,525    17,504,459   2,334,666
 Class Y  ............       44,921       258,999        38,631       7,370
Shares redeemed:
 Class A  ............  (15,509,353)  (13,716,661)  (14,780,542)(23,624,041)
 Class Y  ............     (388,283)     (677,004)     (161,934)    (15,088)
                          ---------    ----------      --------   ---------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............   (4,385,021)   10,135,435    10,733,442   6,138,170
 Class Y  ............    1,438,982       880,478       256,400     132,164
                          ---------    ----------    ----------   ---------
   Total for Fund ....   (2,946,039)   11,015,913    10,989,842   6,270,334
                          =========    ==========    ==========   =========
Value issued from sale
 of shares:
 Class A  ............  $39,560,061  $509,911,318   $64,177,016$676,558,274
 Class Y  ............   10,740,902    40,986,800     3,050,529   3,450,514
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............   28,366,563   250,527,856   133,871,990  55,192,015
 Class Y  ............      272,967     8,403,907       295,689     174,465
Value redeemed:
 Class A  ............  (94,554,914) (435,082,498) (118,996,801)(585,325,217)
 Class Y  ............   (2,378,419)  (21,330,103)   (1,329,538)   (370,784)
                        -----------  ------------   -----------------------
Increase (decrease) in
 outstanding capital:
 Class A  ............  (26,628,290)  325,356,676    79,052,205 146,425,072
 Class Y  ............    8,635,450    28,060,604     2,016,680   3,254,195
                        -----------  ------------   -----------------------
   Total for Fund .... $(17,992,840) $353,417,280   $81,068,885$149,679,267
                        ===========  ============   =======================

     Transactions in capital stock for the fiscal year ended December 31, 1995 are summarized below.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............    7,903,177    13,156,068     3,690,645  15,272,219
 Class Y  ............      494,273     3,737,901        76,842         ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............    4,996,291     5,453,592    17,417,933   1,060,921
 Class Y  ............       14,634       133,843         9,457         ---
Shares redeemed:
 Class A  ............  (16,233,171)  (16,103,667)  (12,973,028)(13,108,833)
 Class Y  ............      (30,934)     (152,930)       (2,141)        ---
                        -----------   -----------    ----------  ----------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............   (3,333,703)    2,505,993     8,135,550   3,224,307
 Class Y  ............      477,973     3,718,814        84,158         ---
                        -----------   -----------    ----------  ----------
   Total for Fund ....   (2,855,730)    6,224,807     8,219,708   3,224,307
                          =========    ==========     =========   =========
Value issued from sale
 of shares:
 Class A  ............  $47,524,601  $358,973,863   $28,187,349$315,997,134
 Class Y  ............    3,026,041   104,695,114       600,969         ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............   29,904,406   155,645,364   133,229,799  23,096,462
 Class Y  ............       90,066     3,880,877        72,439         ---
Value redeemed:
 Class A  ............  (97,382,064) (437,078,074)  (97,231,889)(272,880,563)
 Class Y  ............     (189,278)   (4,487,520)      (17,042)        ---
                        -----------  ------------   ----------- -----------
Increase (decrease) in
 outstanding capital:
 Class A  ............  (19,953,057)   77,541,153    64,185,259  66,213,033
 Class Y  ............    2,926,829   104,088,471       656,366         ---
                        -----------   -----------    ----------  ----------
   Total for fund .... $(17,026,228) $181,629,624   $64,841,625 $66,213,033
                        ===========  ============   =========== ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc., as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the years in the four-year period ended December 31, 1995 were audited by other auditors whose report, dated February 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective funds comprising United Funds, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
February 7, 1997